UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07254
                                   ---------

                           Johnson Mutual Funds Trust
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             3777 West Fork Road, Cincinnati, Ohio             45247
        ----------------------------------------------------------------
           (Address of principal executive offices)         (Zip code)

        Marc E. Figgins, CFO 3777 West Fork Road, Cincinnati, Ohio 45247
        ----------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code(513) 661-3100
                                                  --------------

Date of fiscal year end:12/31
                        -----

Date of reporting period:12/31/05
                         --------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

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ANNUAL REPORT                                                  DECEMBER 31, 2005
--------------------------------------------------------------------------------

<   Johnson Growth Fund
<   Johnson Opportunity Fund
<   Johnson Realty Fund
<   Johnson Fixed Income Fund
<   Johnson Municipal Income Fund



                               INVESTMENT ADVISER:

                        Johnson Investment Counsel, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247
                                  513-661-3100
                                  800-541-0170

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JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2005
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                                TABLE OF CONTENTS


     Our Message to You .............................................      1

     PERFORMANCE REVIEW AND MANAGEMENT DISCUSSION
     Growth Fund ....................................................      2
     Opportunity Fund ...............................................      3
     Realty Fund ....................................................      4
     Fixed Income Fund ..............................................      5
     Municipal Income Fund ..........................................      6

     PORTFOLIO OF INVESTMENTS
     Growth Fund ....................................................      7
     Opportunity Fund ...............................................    8-9
     Realty Fund ....................................................     10
     Fixed Income Fund ..............................................  11-12
     Municipal Income Fund ..........................................  13-15

     Statement of Assets and Liabilities ............................     16

     Statement of Operations ........................................     17

     STATEMENT OF CHANGE IN NET ASSETS
     Stock Funds ....................................................     18
     Bond Funds .....................................................     19

     FINANCIAL HIGHLIGHTS
     Growth Fund ....................................................     20
     Opportunity Fund ...............................................     21
     Realty Fund ....................................................     22
     Fixed Income Fund ..............................................     23
     Municipal Income Fund ..........................................     24

     Notes to the Financial Statements ..............................  25-30

     Disclosure of Expenses .........................................     31

     Additional Information .........................................     32

     Report of Independent Auditors .................................     33

     Trustees and Officers ..........................................     34

     Trustees, Officers, Transfer Agent, Fund Accountant
     Custodian, Auditors, Legal Counsel ...........................Back Page

--------------------------------------------------------------------------------
OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

                                February 20, 2006



Dear Shareholder

We are pleased to present the Johnson Mutual Funds 2005 Annual Report. On the next several pages is commentary on each of the Funds for the year as well as the relative performance to appropriate indices. The remainder of the report provides the holdings of each Johnson Mutual Fund along with other financial data and notes.

In recent years, we have experienced the best and worst of times in the stock market. In 2005, neither of these scenarios materialized, as the stock market was mostly flat for the year. The Dow Jones Industrial Average ("Dow") returned just 2.1%, while the S&P 500 Index finished up 4.9%. It was the smallest price move for the Dow in either direction over the last eight decades. Although returns were modest, it still represented the third consecutive year of positive returns for stocks. The bond market was under pressure from rising interest rates amidst continued action by the Federal Reserve ("Fed") to keep inflation in check. The Lehman Intermediate Government Credit Index managed to increase just 1.6%.

The economy proved once again to be quite resilient in the face of many headwinds, namely rising energy prices, Fed tightening, and geopolitical concerns. The housing market remained strong, which bolstered consumer spending and job creation. Despite rising energy prices, core inflation remained in check. Within the stock market, there were segments that performed quite well relative to large domestic companies. International, especially emerging markets, fared very well. Continuing the trend since 2000, smaller companies also outperformed. Since longer-term interest rates did not rise appreciably, real estate investment trusts (REITs) were favored by investors. In a lower-return environment, exposure to these other areas added value.

Looking toward 2006, we are still expecting positive, but modest returns in the stock market. Slowing economic growth is a reality, but we believe the odds of recession are low. Actions of the Fed will be closely watched, and the cycle of rising rates is likely nearing its end. Earnings growth should slow but still be in-line with historical averages, and valuations for the stock market are reasonable given the current level of interest rates. Corporate balance sheets are strong with growing cash levels, which can be used for business spending and dividend increases. In that environment, we expect some rotation back to the larger, high quality companies that have participated less in the market recovery since 2003. Sustainable earnings growth and the ability to grow dividends will become more attractive attributes. In the bond market, we expect improvement. Short-term yields have become attractive, while longer-term interest rates should be capped by modest inflation and a cooling economy.

We appreciate the confidence that you have placed in us to serve your investment needs. Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

                                                   Sincerely,

                                                   /s/ Timothy E. Johnson

                                                   Timothy E. Johnson, President
                                                   Johnson Mutual Funds


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                                        1

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JOHNSON GROWTH FUND                       PERFORMANCE REVIEW - DECEMBER 31, 2005
--------------------------------------------------------------------------------

The Johnson Growth Fund had a return of 3.78% in calendar year 2005 compared to a return of 4.91% for the Standard & Poors 500 Index.

Stocks rose for the third consecutive year in 2005, albeit at a rather modest pace. Profit growth was stronger than expected, as U.S. companies were able to maintain sales growth and high levels of productivity. Earnings for 2005 for the S&P 500 rose about 13%; however, the market's advance did not match this pace. Price to earnings ratios declined due to increases in short term rates by the Federal Reserve (the "Fed") and uncertainties about earnings growth in 2006. Consensus expectations are for earnings to grow at a 6% to 8% rate in 2006. While modest relative to earnings growth of the past three years, 6% to 8% growth would be close to the long-term historical trend.

Calendar year 2005 was the sixth consecutive year in which smaller companies outperformed larger companies. While that trend could certainly continue if the earnings growth of smaller companies continues to outpace that of larger companies, a slow down in economic growth could give the advantage to larger companies once again.

The Johnson Growth Fund continues to emphasize those companies that have the ability to sustain good earnings growth and that pay a reasonable dividend. If the expectation for single digit returns for the next few years is accurate, then dividends will become a more significant component of the return earned from a common stock portfolio. Dividend income also provides a tax advantage since qualified dividends are taxed at a maximum federal rate of 15%.

Energy was the sector that had the greatest impact on performance in 2005. The energy sector had the highest return among ten economic sectors at about 31%. The Growth Fund was slightly underweighted in energy early in the year and slightly over weighted toward the end of the year. The energy stocks in the portfolio significantly outperformed the sector return. Therefore, the critical energy sector was a positive contributor to performance for the year.

The utilities sector was the second best performing sector. It was a distant second with a return of about 14%. The sector has a minimal impact on the S&P 500 Index with a weight of only 3% to 4%. The Growth Fund had about 2% invested in utilities during the first eight months of the year when utilities were performing well. No utilities were held during the last four months of the year, a period during which the sector underperformed the broader S&P 500 benchmark.

Two sectors that detracted from performance of the Growth Fund in 2005 were finance and healthcare. Both sectors had returns of about 6.5%. The Growth Fund was significantly underweighted in the finance sector throughout the year. Underweighting an attractive sector detracted from performance which was compounded by security selection. The Growth Fund was generally overweight in the health care sector during the year. That helped performance. However, too large an emphasis on pharmaceutical stocks detracted from performance. The next result was that healthcare was a modest drag on performance for the year.

The worst performing sector was the consumer discretionary sector with a return of about -6%. The Growth Fund started the year with a significant overweight in the sector, reducing it to a slight underweight by the end of the year. Stock selection was very good throughout the year and, as a result, the sector was far less damaging to performance that it could have been.

The largest changes to sector weights during the course of the year were between the two consumer sectors. As the economic growth began to slow and concerns grew about the level of consumer spending, the Growth Fund reduced weight in the consumer discretionary stocks from 13% at the beginning of the year to 9% at year-end. Offsetting that move was the increase in consumer staples stocks from 10% to 15%. The shift was premature based on the performance of the two sectors through the year. However, we continue to believe that it is prudent to reduce the risk in the portfolio by moving away from more cyclical companies and sectors and toward less cyclical companies and sectors. This would be consistent with our expectation of slower economic growth and much slower corporate earnings growth over the next couple of years.


                 AVERAGE ANNUAL TOTAL RETURNS
                    AS OF DECEMBER 31 2005
                      Growth Fund      S&P 500 Index
 One Year                 3.78%             4.91%
 Five Year               -2.23%             0.54%
 Ten Year                 5.69%             9.06%

                        HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
 Industrials                                   18.4%
 Health Care                                   15.1%
 Consumer Staples                              14.1%
 Information Technology                        13.9%
 Financial Services                            13.5%
 Energy                                         9.3%
 Consumer Discretionary                         8.9%
 Materials                                      3.1%
 Cash/Other Assets                              2.6%
 Exchange Traded Funds                          1.1%

Line Chart:
$10,000 Initial Investment Since 1/1/1996
(Dollars in thousands)
                        Growth Fund                 S&P 500 Index
12/95                          10000                        10000
1996                           10525                        10536
                               10775                        11008
                               11235                        11345
                               11685                        12290
1997                           11870                        12622
                               13687                        14820
                               14873                        15929
                               15654                        16385
1998                           17726                        18665
                               18251                        19280
                               16423                        17365
                               20208                        21057
1999                           20371                        22105
                               20729                        23661
                               19819                        22186
                               22493                        25483
2000                           22666                        26062
                               21995                        25369
                               21065                        25125
                               19464                        23162
2001                           16592                        20422
                               18434                        21617
                               15382                        18451
                               17015                        20421
2002                           16556                        20475
                               13982                        17738
                               11754                        14680
                               12349                        15918
2003                           11668                        15417
                               13223                        17787
                               13577                        18258
                               15092                        20476
2004                           15246                        20823
                               15649                        21180
                               15300                        20782
                               16758                        22697
2005                           16447                        22209
                               16710                        22513
                               17264                        23324
                               17391                        23811

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Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
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                                        2

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JOHNSON OPPORTUNITY FUND                  PERFORMANCE REVIEW - DECEMBER 31, 2005
--------------------------------------------------------------------------------

The Johnson Opportunity Fund had a total return of 11.90% in 2005. After fees, this fell short of the Russell MidCap Index's 12.65% return, although the Fund's performance compares favorably to the 10.26% return of the average fund in the Lipper MidCap Core category.

Mid-cap stocks continued to be one of the best performing areas of the market. The Russell MidCap Index rallied to all-time highs in 2005, outperforming Large-cap stocks for the sixth straight year. Energy was a dominant sector with a return of more than 55% in the year. Oil prices began 2005 at already historically high levels yet continued to subsequently rise to more than $60 per barrel. As a result of higher energy prices, Mid-cap Energy companies were unexpectedly able to continue to grow earnings at a rapid pace. Energy was clearly a stand-out performer, but all major sectors did post a positive total return for the year - a very broad Mid-cap advance.

The Opportunity Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. Earnings momentum and relative valuation have been key factors in the Fund's recent investment strategy. Also, diversification by sector and by stock is an important focus. Accordingly, the Fund holds 123 stocks and the ten largest holdings only represent 12% of the portfolio.

Many of the Fund's best performers were in Energy, a sector in which the Fund maintained a large relative position throughout the year. Big gainers included Chesapeake Energy, Sunoco, Valero, Premcor, and Patterson-UTI Energy - with gains ranging from 70% to 94%. Other winners included Technology stocks, Western Digital and Sandisk.

Some of the Fund's biggest decliners included a handful of disappointing Financial Services companies, including Doral Financial, First Marblehead, New Century Financial, and Friedman Billings Ramsey. These stocks are no longer Fund holdings.

After a long string of good performance versus other market capitalization ranges, Mid-cap stocks now face tougher relative valuation comparisons. Earnings growth has generally continued to exceed forecasts, and this has been a key contributor to stock performance. Unlike a year ago, consensus expectations are now predicting an acceleration of earnings growth in the coming year. While we expect earnings growth in 2006 will continue to be positive, it will likely be tougher for Mid-cap stocks as a whole to get a noticeable lift from earnings surprises. Given the tougher growth and valuation comparisons, we expect more modest returns for Mid-cap stocks in the coming year.



                AVERAGE ANNUAL TOTAL RETURNS
                   AS OF DECEMBER 31 2005
             Opportunity     Russell          S&P
                Fund      MidCap Index   MidCap Index
 One Year      11.90%         12.65%        12.56%
 Five Year      3.90%          8.45%         8.59%
 Ten Year      10.45%         12.49%        14.33%

                     HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
 Financial Services                            21.1%
 Industrials                                   14.0%
 Consumer Discretionary                        13.5%
 Information Technology                        13.5%
 Energy                                        11.0%
 Health Care                                    9.9%
 Materials                                      8.2%
 Utilities                                      4.6%
 Consumer Staples                               2.8%
 Real Estate                                    1.1%
 Cash/Other Assets                              0.3%


 LINE CHARRT:
 $10,000 INITIAL INVESTMENT SINCE 1/1/1996
 (DOLLARS IN THOUSANDS)
              OPPORTUNITY FUND        S&P MIDCAP 400        RUSSELL MIDCAP INDEX
 12/95                   10000                 10000                       10000
 1996                    10680                 10614                       10602
                         10922                 10920                       10901
                         11292                 11239                       11242
                         12310                 11918                       11900
 1997                    12180                 11743                       11802
                         13696                 13467                       13403
                         15549                 15629                       15183
                         15666                 15756                       15352
 1998                    17716                 17488                       16873
                         17739                 17113                       16754
                         15601                 14639                       14270
                         18631                 18757                       16901
 1999                    18349                 17560                       16822
                         19649                 20043                       18648
                         18002                 18359                       17046
                         20989                 21509                       19983
 2000                    23427                 24232                       21998
                         22905                 23435                       21005
                         24087                 26279                       22436
                         22320                 25266                       21631
 2001                    19731                 22551                       19361
                         21404                 25517                       21207
                         16798                 21297                       17419
                         18935                 25122                       20415
 2002                    19605                 26809                       21282
                         17150                 24318                       19250
                         13951                 20298                       15855
                         14879                 21481                       17111
 2003                    14300                 20529                       16706
                         16322                 24143                       19757
                         17346                 25732                       21028
                         20053                 29123                       23965
 2004                    20992                 30596                       25198
                         21185                 30880                       25563
                         21052                 30230                       25348
                         24149                 33899                       28810
 2005                    24251                 32548                       28737
                         24892                 33936                       29938
                         26415                 35592                       31711
                         27022                 36784                       32455

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Long-term capital appreciation is the objective of the Johnson Opportunity Fund and the primary assets are stocks of medium to smaller-sized growth companies. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Indices' share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark.
--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
JOHNSON REALTY FUND                       PERFORMANCE REVIEW - DECEMBER 31, 2005
--------------------------------------------------------------------------------

The Johnson Realty Fund had a return of 10.95% in calendar year 2005 compared to a return of 12.16% for the National Association of Real Estate Investment Trusts Index (NAREIT Index). This marks the sixth consecutive year that Real Estate Investment Trusts ("REITs") have outperformed the broader S&P 500 Index, which returned 4.91% in 2005. REITs' five year annual return is 19.08% compared to the S&P return of 0.54%. Longer term REITs have posted an impressive annualized return of 14.50% versus 9.06% for S&P for the ten year period.

The year 2005 was characterized by interest rates staying stubbornly low in the face of a prolonged Federal Reserve (the "Fed") tightening cycle. The Fed raised short term interest rates thirteen times, or 3.25%, over the past year and a half. Long term rates (as defined by the 10 year US Treasury) have only moved seventeen basis points higher. REITs have historically performed worse in a rising interest rate market as yield alternative products look more attractive and the overall cost of capital increases for REITs. In this low interest rate environment REITs continued to attract investors as their higher yields and improving underlying fundamentals made them look attractive relative to other yield alternatives. This is a continuation of what occurred in 2004. REITs now seem to be defined by many as an asset class with many large institutions making permanent allocation towards REITs. This will help provide additional support to REIT valuations. 2005 also saw an increase in acquisitions and divestitures of properties and companies. Solid long term returns for real estate are driving more money into the asset class. We do not expect this to change any time soon.

Retail property had been the best performing group over the past four years. In 2005 its performance slipped to the back of the pack, returning half of the index's 12.16%. The Realty Fund was overweight in this property type, which adversely impacted performance. Self Storage and Residential property types were the best performing for the year. The portfolio maintained a slight overweight in both property types adding to performance. Residential, mainly apartments, is believed to be one of the beneficiaries of better employment trends and housing affordability slipping with higher mortgage rates. Self Storage had some unique consolidation trends hitting the market.

Underlying property fundamentals seem to be improving, but could be challenged by a slowing economy. The unemployment rate is low, with some potential wage pressures starting to emerge. The Fed has been trying to slow the economy down for over a year and it most likely will be successful in 2006. Higher short term interest rates will lead to less availability of home equity cash for consumers, which could finally slow spending. As for property types: Healthcare should stabilize after a couple of years of lackluster business trends; Retail could come under some additional pressure as consumer spending may be hampered; Residential should be a leader once again as demand for apartments is driven by good employment and declining housing affordability. Overall we would expect moderate growth in earnings and dividends for the REIT market. Look for low-to-mid single digit growth combined with mid 4% yields to provide for a year with mid-to-high single digit returns, if events unfold as expected.

The Realty Fund's diversified approach towards property types and individual stocks should continue to provide investors REIT-like returns. REITs have low correlation to other asset classes and provide good long term portfolio diversification benefits.



                AVERAGE ANNUAL TOTAL RETURNS
                   AS OF DECEMBER 31 2005
                      Realty Fund       NAREITIndex
 One Year                10.95%            12.16%
 Five Year               16.41%            19.08%
 Since Inception(1)      10.00%            14.50%

                     HOLDINGS TABLE
                                             PERCENTAGE
 EQUITY TYPE                                OF NET ASSETS
 Retail                                        29.0%
 Office and Industrial                         26.3%
 Apartments                                    17.1%
 Diversified                                    8.1%
 Lodging and Hotels                             6.3%
 Storage                                        5.0%
 Materials                                      2.7%
 Health Care                                    2.4%
 Cash/Other Assets                              1.6%
 Finance                                        1.5%

 LINE CHART:
 $10,000 Initial Investment Since Inception(1)
 (Dollars in thousands)
                      Realty Fund       NAREIT Index
 1/98                       10000              10000
                             9774               9953
                             9446               9497
                             8420               8498
                             8144               8250
                             7721               7852
                             8574               8644
                             7815               7949
                             7942               7869
                             8129               8057
                             9039               8906
                             9720               9587
                            10025               9943
                             9637              10047
                            10456              11082
                            10099              10791
                            10532              11310
                            11417              12244
                            11790              12858
                            10820              11695
                            10901              11743
                            10987              11822
                            12263              13372
                            13381              14709
                            14632              16182
                            16238              18244
                            15342              17184
                            16720              18598
                            19369              21430
                            17777              19919
                            20280              22797
                            21055              22350
 2005                       21494              22739

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Long-term capital growth and above average income are the objectives of the
Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any dividends and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 1Inception of the Realty Fund was January 2, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON FIXEDINCOME FUND                  PERFORMANCE REVIEW - DECEMBER 31, 2005
--------------------------------------------------------------------------------

The Johnson Fixed Income Fund provided a 2.19% total return compared to 1.58% for the Lehman Intermediate Government Credit Index during 2005. The Fixed Income Fund was able to generate above benchmark returns due to its maturity structure and superior name selection. While the Federal Reserve raised short-term interest rates 2% during the year, longer term interest rates actually fell. The Fixed Income Fund was appropriately positioned to take advantage of this interest rate behavior. Also, while the overall corporate sector of the bond market lagged during 2005, the particular corporate bonds held in the Fixed Income Fund performed quite well relative to the benchmark.

Looking ahead into 2006, we anticipate slower economic growth as consumer spending slows under the weight of higher energy prices and a cooling housing market. Thus, we expect the Fed to end its tightening cycle in the first half of the year. In this environment, it is likely that interest rate volatility will diminish making portfolio yield of paramount importance to 2006 total returns. The Fund will emphasize quality corporate bonds, callable government agency, and mortgage-backed securities to enhance yield.

The Fixed Income Fund maintains its focus on high quality securities. Each security in the Fund is rated investment grade by the credit rating agencies and over 50% of the assets are rated "AAA" or higher as indicated in the Quality Allocation Chart on this page.

               AVERAGE ANNUAL TOTAL RETURNS
                  AS OF DECEMBER 31 2005
                         Fixed          Lehman Int.
                      Income Fund        G/C Index
 One Year                 2.19%             1.58%
 Five Year                4.78%             5.50%
 Ten Year                 4.99%             5.80%

Bar chart:
Quality Allocation
AAA                 55.6%
AA                   1.5%
A                   33.0%
BBB                  9.9%

Line chart:
$10,000 Initial Investment Since 1/1/1996
(Dollars in thousands)
                                                  Lehman Intermediate Government
                   Fixed Income Fund              Credit Index
12/95              10000                          10000
1996               9848                           9917
                   9861                           9979
                   10036                          10156
                   10311                          10405
1997               10218                          10393
                   10549                          10699
                   10888                          10988
                   11181                          11223
1998               11358                          11398
                   11601                          11613
                   12240                          12134
                   12193                          12170
1999               12021                          12147
                   11807                          12099
                   11838                          12211
                   11744                          12217
2000               11893                          12401
                   11981                          12611
                   12346                          12974
                   12889                          13453
2001               13298                          13909
                   13306                          14003
                   13938                          14647
                   13677                          14659
2002               13642                          14626
                   14191                          15147
                   14873                          15833
                   15066                          16101
2003               15268                          16344
                   15602                          16788
                   15565                          16785
                   15584                          16795
2004               15852                          17211
                   15563                          16776
                   15854                          17230
                   15931                          17306
2005               15901                          17155
                   16251                          17581
                   16195                          17489
                   16279                          17579

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Income and capital preservation is the objective of the Johnson Fixed Income
Fund and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Intermediate Government Credit Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON MUNICIPALINCOME FUND              PERFORMANCE REVIEW - DECEMBER 31, 2005
--------------------------------------------------------------------------------

The Johnson Municipal Income Fund provided a total return of 1.33% during 2005 compared to 1.07% for the Lehman 5-Year General Obligation Municipal Bond Index. As the Federal Reserve raised short-term interest rates, the differential between short and long-term interest rates narrowed. Longer term interest rates did not move higher as is typical when the Fed is raising short-term interest rates and the laddered maturity structure of the Fund relative to the Index benefited from this interest rate behavior.

The Fund entered 2005 with a defensive maturity structure to protect the value of the Fund from potentially rising interest rates and the resultant decline in price. Now, with the Fed likely to stop hiking interest rates during the first half of 2006, the Fund will lengthen the average maturity of it security holdings as opportunities present themselves to maintain the Fund's superior yield to that of the benchmark.

The credit quality of the Municipal Income Fund remains very high. Over 60% of the securities in the Fund are rated AAA, the highest rating category, with approximately 95% of the assets rated in the highest three rating categories, AAA, AA, and A. These highly rated securities are considered to have adequate to strong protection of principal and interest payments. Over 95% of the income generated by the Fund is from Ohio municipal bonds, so most of the income earned is exempt from Ohio state income tax in addition to being exempt from federal income taxes.

                AVERAGE ANNUAL TOTAL RETURNS
                   AS OF DECEMBER 31 2005
                                       Lehman 5 Year
                       Municipal      G.O. Municipal
                      Income Fund          Index
 One Year                 1.33%             1.07%
 Five Year                3.69%             4.60%
 Ten Year                 4.03%             4.82%

Bar chart:
Quality Allocation
AAA                 63.0%
AA                  24.7%
A                    6.4%
NR                   5.9%

Line chart:
$10,000 Initial Investment Since 1/1/1996
(Dollars in thousands)
                                                          Lehman Five-year G.O.
                     Municipal Income Fund                Municipal Bond Index
12/95                10000                                10000
1996                 9978                                 10032
                     10007                                10076
                     10147                                10240
                     10343                                10464
1997                 10293                                10447
                     10544                                10707
                     10778                                10942
                     10987                                11143
1998                 11077                                11273
                     11182                                11388
                     11493                                11701
                     11558                                11794
1999                 11616                                11915
                     11361                                11777
                     11442                                11880
                     11415                                11877
2000                 11573                                12015
                     11733                                12208
                     11978                                12450
                     12383                                12789
2001                 12673                                13146
                     12737                                13264
                     13064                                13625
                     12960                                13553
2002                 13049                                13643
                     13534                                14194
                     13982                                14670
                     14026                                14773
2003                 14120                                14955
                     14341                                15229
                     14367                                15392
                     14401                                15392
2004                 14515                                15603
                     14286                                15289
                     14570                                15714
                     14649                                15846
2005                 14540                                15670
                     14781                                15976
                     14767                                15957
                     14844                                16016

--------------------------------------------------------------------------------
Tax-free income and capital preservation are the objectives of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund's or Index's share price, plus reinvestment of any interest and capital gains. The Fund's performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Lehman Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
JOHNSON GROWTH FUND             PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

COMMON STOCKS                     SHARES        DOLLAR VALUE
------------------------------------------------------------
CONSUMER DISCRETIONARY
   Coach*                           15,200           506,768
   Comcast*                         39,500         1,014,755
   Home Depot, Inc.                 25,900         1,048,432
   Staples                          49,050         1,113,926
   Viacom Incorporated Class B      31,800         1,036,680
                                               -------------
     TOTAL CONSUMER DISCRETIONARY: 8.9% ..     $   4,720,561

CONSUMER STAPLES
   Cadbury Schweppes                27,365         1,047,806
   Kellogg                          23,600         1,019,992
   Pepsico, Incorporated            28,900         1,707,412
   Procter & Gamble                 28,900         1,672,732
   Sysco                            32,200           999,810
   Wal-Mart Stores, Inc.            21,800         1,020,240
                                               -------------
     TOTAL CONSUMER STAPLES: 14.1% .......     $   7,467,992

ENERGY
   Conoco Phillips                  28,200         1,640,676
   Exxon Mobil Corporation          25,282         1,420,090
   Nabors Industries*               16,200         1,227,150
   Transocean*                       9,100           634,179
                                               -------------
     TOTAL ENERGY: 9.3% ..................     $   4,922,095

FINANCIAL SERVICES
   Allstate Corporation             19,500         1,054,364
   American International
     Group, Inc.                    11,425          779,528
   Bank of New York Co., Inc.       33,500         1,066,975
   CIT Group                        21,700         1,123,626
   Citigroup, Incorporated          21,500         1,043,395
   Fifth Third Bancorp              25,130           947,904
   Merrill Lynch & Company, Inc.    16,700         1,131,091
                                               -------------
     TOTAL FINANCIAL SERVICES: 13.5% .....     $   7,146,883

HEALTH CARE
   Abbott Laboratories              26,000         1,025,180
   Amgen*                           12,800         1,009,408
   Glaxosmithkline                  22,000         1,110,560
   Johnson & Johnson                17,400         1,045,740
   Novartis                         20,800         1,091,584
   Roche Holdings*                  14,000         1,051,400
   Stryker Corporation              23,800         1,057,434
   TEVA Pharmaceutical              13,600           584,936
                                               -------------
     TOTAL HEALTH CARE: 15.1% ............     $   7,976,242



COMMON STOCKS                     SHARES        DOLLAR VALUE
------------------------------------------------------------
INDUSTRIALS
   Caterpillar                      11,200           647,024
   General Electric Company         55,690         1,951,934
   Ingersoll Rand                   26,000         1,049,620
   Illinois Tool Works              12,100         1,064,679
   L-3 Communications Holdings      14,200         1,055,770
   Rydex Russell                    19,500         1,816,035
   3M Company                       13,700         1,061,750
   United Parcel Service            14,200         1,067,130
                                               -------------
     TOTAL INDUSTRIALS: 18.4% ............     $   9,713,942

INFORMATION TECHNOLOGY
   Cisco Systems, Inc.*             39,000           667,680
   Dell, Inc.*                      23,700           709,815
   Electronic Arts*                 10,000           523,100
   EMC*                             79,100         1,077,342
   Intel Corporation                41,000         1,023,360
   Microsoft Corporation            43,950         1,149,292
   Nokia Corporation ADR **         62,450         1,142,835
   Oracle Corporation*              86,270         1,053,357
                                               -------------
     TOTAL INFORMATION TECHNOLOGY: 13.9% .     $   7,346,781

MATERIALS
   Air Products and Chemicals        9,000           532,710
   BHP Billiton Limited             18,000           601,560
   Dow Chemical Company             11,000           482,020
                                               -------------
     TOTAL MATERIALS: 3.1% ...............     $   1,616,290
                                               -------------

TOTAL COMMON STOCKS: 96.3%                     $  50,910,786
   (Common Stock Identified Cost $44,922,026)

MUTUAL FUNDS
   iShares Biotech Index Fund*       7,400           571,576
                                               -------------
     TOTAL MUTUAL FUNDS: 1.1% ............     $     571,576
       (Mutual Fund Identified Cost $526,214)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 2.71% yield ***             1,249,846
                                               -------------
     TOTAL CASH EQUIVALENTS:2.4% .........     $   1,249,846
       (Cash Equivalents Identified
         Cost $1,249,846)

TOTAL PORTFOLIO VALUE: 99.8%                   $  52,732,208
   (Total Portfolio Identified Cost $46,698,086)
   Other Assets Less Liabilities: .2% ....     $     107,153
                                               -------------
TOTAL NET ASSETS: 100.0% .................     $  52,839,361
                                               =============


    * Non-income producing security.
   ** American Depositary Receipt.
  *** Variable rate security, the coupon rate shown represents the rate at December 31, 2005.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
JOHNSON OPPORTUNITY FUND        PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

COMMON STOCKS                     SHARES        DOLLAR VALUE
------------------------------------------------------------
CONSUMER DISCRETIONARY
   American Eagle Outfitters        35,100           806,598
   Black & Decker                    8,300           721,768
   Borg Warner                      13,900           842,757
   Brunswick                        14,700           597,702
   Dillard's                        21,700           538,594
   Education Management*            23,000           770,730
   Goodyear Tire*                   45,800           796,004
   Hovanian Enterprise*             13,200           655,248
   J.C. Penney                      13,600           756,160
   KB Home Corporation               7,300           530,418
   Lennar Corporation, Class A       9,000           549,180
   Liz Claiborne, Inc.               9,000           322,380
   MDC Holding Incorporated          9,300           576,414
   Petsmart                         33,600           862,176
   Pulte Homes                      18,100           712,416
   NVR, Inc.*                          570           400,140
   Polaris Industries, Inc.         14,700           737,940
   Standard Pacific                 17,200           632,960
   TRW Automotive*                  27,100           714,085
                                               -------------
     TOTAL CONSUMER DISCRETIONARY: 13.5% .     $  12,523,670

CONSUMER STAPLES
   BJ Wholesale Club*               14,600           431,576
   Pilgrim's Pride                  22,000           729,520
   Spectrum Brands*                 32,700           664,137
   Tyson Foods Incorporated         43,700           747,270
                                               -------------
     TOTAL CONSUMER STAPLES: 2.8% ........     $   2,572,503

ENERGY
   Amerada Hess                      7,100           900,422
   Atmos Energy                     24,900           651,384
   Chesapeake Energy Corporation    29,300           929,689
   Kerr McGee                        9,000           817,740
   Newfield Exploration*            27,000         1,351,890
   Massey Energy                    17,500           662,725
   Patterson-Uti Energy, Inc.       20,700           682,065
   Pogo Producing Company           11,400           567,834
   Rowan                            21,100           752,004
   Sunoco                           11,500           901,370
   Tesoro                            8,200           504,710
   Tidewater                        15,900           706,914
   Unit Corporation*                14,200           781,426
                                               -------------
     TOTAL ENERGY: 11.0% .................     $  10,210,173

FINANCIAL SERVICES
   American Capital Strategies      20,450           740,495
   American Financial               20,700           793,017
   AmeriCredit Corporation*         34,125           874,624
   Berkley (W.R.), Corporation      22,500         1,071,450
   Blackrock, Inc.                   6,800           737,664
   Capitalsource                    37,400           837,760


COMMON STOCKS                     SHARES        DOLLAR VALUE
------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
   CIT Group                        16,300           844,014
   Commercebancorp                  22,500           774,225
   Conseco*                         34,100           790,097
   Downey Financial                 11,300           772,807
   Fidelity National Finance        17,600           647,504
   First American Financial Corp.   13,000           588,900
   HCC Insurance Holdings, Inc.     24,375           723,450
   Health Care Property Investors   28,100           718,236
   Host Marriot                     27,100           513,545
   Marshall & Ilsley                17,100           735,984
   Nationwide Financial
     Services, Inc.                 17,700           778,800
   Principal Financial Group        17,000           806,310
   Prologis Trust                   15,420           720,422
   Radin Group Inc.                 12,200           714,798
   SEI Investments                  18,700           691,900
   Stancorp Financial Group         11,200           559,440
   Synovus                          25,700           694,157
   TCF Financial                    26,700           724,638
   Unumprovident                    33,600           764,400
   Westcorp                         13,400           892,573
                                               -------------
     TOTAL FINANCIAL SERVICES: 21.1% .....     $  19,511,210

HEALTH CARE
   AmerisourceBergen Corp.          20,000           828,000
   Amerigroup*                      37,000           720,020
   American Pham*                   21,800           845,622
   Bausch & Lomb                    11,000           746,900
   Community Health Systems Inc.*   22,700           870,318
   Coventry Health Care*            14,250           811,680
   Fisher Scientific*               11,600           717,576
   Humana*                          16,400           891,012
   Kinetic Concepts*                18,700           743,512
   King Pharmaceuticals*            48,200           815,544
   Mckesson*                        23,150         1,194,309
                                               -------------
     TOTAL HEALTH CARE: 9.9% .............     $   9,184,493

INDUSTRIALS
   Aramark                          27,200           755,616
   Brink's                          16,300           780,933
   CSX                              16,000           812,320
   Career Education Corporation*    17,700           596,844
   Cummins Engine, Inc.             10,500           942,165
   Eaton                            11,100           744,699
   Joy Global                       23,700           948,000
   L-3 Communications Holdings,
      Inc.                          10,000           743,500
   Manpower                         13,300           618,450
   Navistar International*          25,800           738,396
   Norfolk Southern Corporation     18,900           847,287
   Parker Hannifin                  11,000           725,560
   Timken Company                   29,850           955,797
   Toro                             18,700           818,499
   USG                              16,800         1,092,000
   West Corporation*                20,500           864,075
                                               -------------
     TOTAL INDUSTRIALS: 14.0% ............     $  12,984,141

    * Non-income producing security.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                        8

--------------------------------------------------------------------------------
JOHNSON OPPORTUNITY FUND        PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

COMMON STOCKS                     SHARES        DOLLAR VALUE
------------------------------------------------------------
INFORMATION TECHNOLOGY
   Affiliated Computer
      Services - A*                 12,500           739,750
   Akamai Technologies*             42,400           845,032
   Avnet*                            29500           706,230
   Computer Sciences*               14,100           714,024
   Cree, Incorporated*              27,750           700,410
   Ingram Micro, Inc.*              33,400           665,662
   Jabil Circuit, Inc.*             18,400           682,456
   Lam Research*                    28,000           999,040
   Micron Technology*               53,600           713,416
   Nvidia*                          25,800           943,248
   Sabre Holdings                   22,200           535,242
   San Disk*                        12,800           804,096
   Solectron*                      114,300           418,338
   Take-2 Interactive*              36,700           649,590
   Tech Data Corporation*           14,700           582,267
   Telewest Global*                 29,700           707,454
   Western Digital Corporation*     58,500         1,088,685
                                               -------------
     TOTAL INFORMATION TECHNOLOGY: 13.5% .     $  12,494,940

MATERIALS
   Freeportmcmoran                  14,700           790,860
   Lubrizol                         16,600           720,938
   Lyondell Chemical Company        22,700           540,714
   Nucor Corporation                20,000         1,334,400
   Martin Marietta                   6,000           460,320
   Louisiana PAC                    26,000           714,220
   Phelps Dodge Corporation          8,000         1,150,960
   Scotts*                          19,200           868,608
   U.S. Steel Corporation           20,800           999,856
                                               -------------
     TOTAL MATERIALS: 8.2% ...............     $   7,580,876



COMMON STOCKS                     SHARES        DOLLAR VALUE
------------------------------------------------------------
UTILITIES
   Centerpoint Energy, Inc.         59,500           764,575
   Constellation Energy Group, Inc. 15,500           892,800
   OGE Energy Corporation           24,100           645,639
   Pepco Holdings                   29,600           662,152
   UGI                              32,600           671,560
   WPS Resources Corporation        12,000           663,720
                                               -------------
     TOTAL UTILITIES: 4.6% ...............     $   4,300,446

TOTAL COMMON STOCKS: 98.6%                     $  91,362,452
   (Common Stock Identified Cost $74,135,293)

REAL ESTATE INVESTMENT TRUSTS
   CBL & Associates Properties,
     Inc.                           12,500           493,875
   Hospitality Property Trust       12,250           491,225
                                               -------------
     TOTAL REAL ESTATE INVESTMENT
       TRUSTS: 1.1% ......................     $     985,100
       (Real Estate Investment Trust Identified
         Cost $832,762)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 2.71% yield **                150,402
                                               -------------
   TOTAL CASH EQUIVALENTS: .1% ...........     $     150,402
     (Cash Equivalents Identified
       Cost $150,402)
                                               -------------
TOTAL PORTFOLIO VALUE: 99.8%                   $  92,497,954
   (Total Portfolio Identified Cost $75,118,457)
   Other Assets Less Liabilities: .2% ....     $     192,455
                                               -------------
TOTAL NET ASSETS: 100.0% .................     $  92,690,409
                                               =============

    * Non-income producing security.
   ** Variable rate security, the coupon rate shown represents the rate at December 31, 2005.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON REALTY FUND             PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------

COMMON STOCKS                     SHARES        DOLLAR VALUE
------------------------------------------------------------
APARTMENTS
   Apartment Investment
     and Management, Co.             3,900           147,693
   Archstone Smith Trust            14,555           609,709
   Avalon Bay Communities, Inc.      5,592           499,086
   BRE Properties, Inc. Class A      4,500           204,660
   Camden Property Trust             3,500           202,720
   Equity Residential
     Properties Trust               19,950           780,444
   Essex Property Trust, Inc.        1,870           172,414
   Home Properties of NY             4,500           183,600
   United Dominion Realty Trust, Inc.10,000          234,400
                                               -------------
     TOTAL APARTMENTS: 17.1% .............     $   3,034,726

DIVERSIFIED
   Crescent Real Estate Equities
     Company                        11,000           218,020
   Glenborough Realty Trust, Inc.    9,000           162,900
   Global Signal                     4,000           172,640
   Lexington Corporate Properties
     Trust                           9,000           191,700
   Vornado Realty Trust              8,300           692,801
                                               -------------
     TOTAL DIVERSIFIED: 8.1% .............     $   1,438,061

FINANCIAL SERVICES
   Education Realty                  4,000            51,560
   I-Star Financial                  3,500           124,775
   Lasalle Hotel                     2,500            91,800
                                               -------------
     TOTAL FINANCE: 1.5% .................     $     268,135

HEALTH CARE
   Health Care Property Investors   11,800           301,608
   Health Care Reit                  3,700           125,430
                                               -------------
     TOTAL HEALTH CARE: 2.4% .............     $     427,038

LODGING AND HOTELS
   Host Marriot                     30,500           577,975
   Hospitality Property              5,800           232,580
   Senior Housing Properties Trust   6,500           109,915
   Starwood Hotels & Resorts         3,100           197,966
                                               -------------
     TOTAL LODGING AND HOTELS: 6.3% ......     $   1,118,436

MATERIALS
   Plum Creek Timber Co., Inc.      13,000           468,650
                                               -------------
     TOTAL MATERIALS: 2.7% ...............     $     468,650

OFFICE AND INDUSTRIAL
   American Financial Realty         4,000            48,000
   Alexandria Real Estate Equities   3,000           241,500
   AMB Property Corporation          6,700           329,439
   Arden Realty Group, Inc.          7,000           313,810
   Boston Properties, Inc.           9,175           680,143



COMMON STOCKS                     SHARES        DOLLAR VALUE
------------------------------------------------------------
OFFICE AND INDUSTRIAL, CONTINUED
   Biomed Realty Trust               3,000            73,200
   Centerpoint Properties Trust      4,000           197,920
   Duke Realty Corp.                 9,860           329,324
   Equity Office Properties         20,880           633,290
   Mack-Cali Realty Trust            4,795           207,144
   Kilroy Realty Corporation         4,345           268,955
   LTC Properties                    4,000            84,120
   Liberty Property Trust            8,630           369,796
   Prologis Trust                   18,880           882,074
                                               -------------
     TOTAL OFFICE AND INDUSTRIAL: 26.3% ..     $   4,658,715

RETAIL
   CBL and Associates Properties,
     Inc.                            6,000           237,060
   Commercial Net Lease Realty       9,000           183,330
   Developers Diversified Realty     8,325           391,442
   Equity One                        7,000           161,840
   General Growth Properties        15,705           737,978
   Kimco Realty Corporation         15,204           487,744
   Macerich Company                  5,330           357,856
   Mills Corporation                 4,500           188,730
   New Plan Excel Realty Trust       9,000           208,620
   Pan Pacific Retail                2,500           167,225
   Pennsylvania REIT                 4,000           149,440
   Regency Centers Corporation       5,575           328,646
   Simon Property Group, Inc.       13,334         1,021,784
   Simon Property I Preferred
     6% Series                         750            48,242
   Tanger Factory Outlet Centers     4,100           117,834
   Weingarten Realty Investors       8,913           337,000
                                               -------------
     TOTAL RETAIL: 29.0% .................     $   5,124,772

STORAGE
   Public Storage, Inc.              9,000           609,480
   Shurgard Storage Centers          5,000           283,550
                                               -------------
     TOTAL STORAGE: 5.0% .................     $     893,030
                                               -------------

TOTAL COMMON STOCKS: 98.4%                     $  17,431,563
   (Common Stock Identified Cost $10,124,926)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 2.71% yield **                158,385
                                               -------------
     TOTAL CASH EQUIVALENTS: 0.9% ........     $     158,385
       (Cash Equivalents Identified
         Cost $158,385)

TOTAL PORTFOLIO VALUE: 99.3% .............     $  17,589,947
   (Total Portfolio Identified Cost $10,283,311)
   Other Assets Less Liabilities: .7% ....     $     130,181
                                               -------------
TOTAL NET ASSETS: 100.0% .................     $  17,720,128
                                               =============

   ** Variable rate security, the coupon rate shown represents the rate at December 31, 2005.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHNSON FIXED INCOME FUND       PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------


FIXED INCOME
SECURITIES - BONDS                 FACE         DOLLAR VALUE
------------------------------------------------------------
BANK AND FINANCE
   American Express
     4.875%, 7/15/13               735,000           722,138
   American General Finance,
     8.125%, 8/15/09               120,000           131,700
   American General Finance,
     5.750%, 3/15/07             1,000,000         1,008,750
   Archstone Smith Operating
     Trust Notes, 5.000%, 8/15/07  500,000           500,000
   Bank of America Subordinated,
     7.125%, 3/01/09               200,000           212,500
   Bank of America Subordinated,
     7.800%, 2/15/10               912,000         1,006,620
   Equity Residential Properties Notes,
     6.950% Due 3/02/11            525,000           563,718
   Bank One Corp., 9.875%, 3/01/09 250,000           283,750
   Citicorp Subordinated Notes,
     7.000%, 7/01/07               145,000           149,350
   Comerica Bank Subordinated Note,
     6.875%, 3/01/08               250,000           259,375
   Duke Realty LP, 3.500%, 11/01/07950,000           923,875
   First Union Corp., 6.375%,
     1/15/09                       820,000           855,875
   First Union Corp., 6.400%,
     04/01/08                      113,000           116,814
   First Union Corp., 7.500%,
     7/15/06                       200,000           202,750
   Genworth Financial, 4.750%,
     6/15/09                     1,000,000           991,250
   Legg Mason Senior Notes,
     6.750%, 7/02/08               500,000           520,625
   Lincoln National Corporation
     Notes, 6.500%, 3/15/08      1,000,000         1,032,500
   Morgan Stanley Dean Witter
     Notes, 3.625%, 4/01/08      1,000,000           973,750
   National City Bank Ind,
     2.375%, 8/15/06             1,000,000           983,750
   Safeco Corp., 6.875%, 7/15/07   255,000           261,056
   PNC Funding Corp., 6.875%,
     7/15/07                       500,000           514,375
   Citigroup Global Markets
     Holdings, Inc. 5.875%,
     3/15/06                     1,000,000         1,002,500
   NBD Bancorp, 7.125%, 5/15/07    400,000           411,000
   Suntrust Bank, 6.500%, 1/15/08  500,000           516,875
   US Bank NA Notes, 6.375%
     Due 8/01/11                   770,000           821,975
   US Bank NA Notes, 5.700%
     Due 12/15/08                  566,000           579,442
   Weingarten Realty, 6.840%,
     11/17/07                      700,000           726,250
                                               -------------
     TOTAL BANK AND FINANCE: 23.6%             $  16,272,563



FIXED INCOME
SECURITIES - BONDS                 FACE         DOLLAR VALUE
------------------------------------------------------------
UNITED STATES GOVERNMENT AGENCY
OBLIGATIONS (A)
   FHLB, 4.50%, 2/15/08          2,000,000         1,990,000
   FHLMC, 3.75%, 2/25/09           475,000           461,938
   FHLMC, 5.000%, 10/15/24       2,500,000         2,420,804
   FNMA, 3.410%, 8/30/07         1,000,000           977,500
   FNMA, 4.200%, 5/04/09         2,000,000         1,967,500
   FNMA, 4.375%, 10/15/06        1,000,000           997,500
   FNMA, 4.650%, 5/17/10         1,545,000         1,533,412
   FNMA, 5.5%, 6/15/25           1,000,000           987,658
   Federal Farm Cr Bank,
     5.45%, 11/02/10             2,000,000         1,995,000
                                               -------------
     TOTAL UNITED STATES GOVERNMENT
       AGENCY OBLIGATIONS: 19.3% .........     $  13,331,312

UNITED STATES GOVERNMENT OBLIGATIONS
   U.S. Treasury,
     6.000%, 2/15/26             1,500,000         1,768,829
   U.S. Treasury,
     4.000%, 2/15/15             1,000,000           970,000
   U.S. Treasury,
     5.250%, 11/15/28            1,500,000         1,636,055
   U.S. Treasury,
     4.3750%, 8/15/12            1,500,000         1,499,824
   U.S. Treasury,
     4.125%, 5/15/15             3,000,000         2,932,500
   U.S. Treasury,
     4.250%, 8/15/13             2,500,000         2,478,125
   U.S. Treasury,
     5.50%, 8/15/28                750,000           843,310
                                               -------------
     TOTAL UNITED STATES GOVERNMENT
       OBLIGATIONS: 17.6% ................     $  12,128,643

INDUSTRIAL
   Conoco Funding Company,
     5.450%, 10/15/06              500,000           501,875
   Danaher Corporation Notes,
     6.000%, 10/15/08              500,000           515,000
   Delta Airlines Pass Through
     Certificates Series 02-1 MBIA
     Insured, 6.417%, 7/02/12      635,000           642,772
   Dover Corp., 6.250%, 6/01/08    500,000           516,875
   General Electric Capital Corp.,
     5.000%, 2/15/07             1,000,000         1,001,250
   General Electric Capital Corp.,
     6.000%, 6/15/12               600,000           632,250
   General Electric Capital Corp.,
     1.546%, 5/30/08               500,000           499,375
   General Mills,
     2.625%, 10/24/06            1,000,000           978,750
   Heller Financial Incorporated
     Notes, (General Electric)
     6.375% Due 3/15/06            600,000           602,250
   Hershey Foods,
     6.95%, 8/15/12              1,055,000         1,176,325
   Hewlett Packard Company Notes,
     5.750%, 12/15/06            1,000,000         1,008,750
   Honeywell, Inc.,
     7.125%, 4/15/08               400,000           420,500
   IBM Corp. 5.400%, 10/01/08      500,000           508,750
   Kraft Foods, Inc.,
     5.250%, 6/1/07                750,000           752,813
   Lowes Companies, Inc.,
     8.250%, 6/01/10               500,000           565,625
   McDonald's Corp., 5.950%,
     1/15/08                       425,000           434,031

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
JOHNSON FIXED INCOME FUND       PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
FIXED INCOME
SECURITIES - BONDS                 FACE         DOLLAR VALUE
------------------------------------------------------------
INDUSTRIAL, CONTINUED
   Occidental Petroleum, 10.125%,
     9/15/09                       283,000           332,879
   The Tribune Company,
     6.875%, 11/01/06              500,000           506,250
   United Technologies,
     7.00%, 9/15/06              1,050,000         1,067,062
                                               -------------
     TOTAL INDUSTRIAL: 18.3% .............     $  12,663,382

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS -
   MORTGAGE BACKED SECURITIES (A)
   FHLMC, 15 Year Gold,
     7.000%, 3/01/11                17,585            18,189
   FHLMC, 3.550%, 11/15/07       1,000,000           978,750
   FHLMC, 4.125%, 11/18/09       2,500,000         2,446,875
   FHLMC, 4.320%, 4/01/33        1,376,078         1,358,915
   FHLMC, 4.500%, 12/01/09         848,329           836,134
   FHLMC, 8.000%, 6/01/30           18,585            19,822
   FHLMC, CMO Pool 2517
     Class VL
     5.000%, 5/15/13             1,348,395         1,346,341
   FHLMC, CMO Pool 2513
     Class VK
     5.500%, 9/15/13             1,536,383         1,548,930
   FNMA Series 253300,
     7.500%, 5/01/20                34,520            36,213
   GNMA Pool 781397,
     5.500%, 2/15/17               375,364           380,878
   GNMA Pool 2658, 6.500%,
     10/20/28                      198,885           206,840
   GNMA II Pool 2945,
     7.500%, 7/20/30                44,191            46,262
   GNMA Pool 780400, 7.000%,
     12/15/25                       22,220            23,388
   GNMA Pool 780420, 7.500%,
     8/15/26                        12,740            13,433
                                               -------------
     TOTAL GOVERNMENT AGENCY
       OBLIGATIONS - MORTGAGE BACKED
       SECURITIES: 13.4% .................     $   9,260,970



FIXED INCOME
SECURITIES - BONDS                 FACE         DOLLAR VALUE
------------------------------------------------------------
UTILITY
   Alabama Power Company
     Senior Notes,
     3.500%, 11/15/07              400,000           390,000
   Bellsouth Communications,
     5.875%, 1/15/09               500,000           511,875
   Florida Power & Light
     Group Capital,
     7.375%, 6/01/09               500,000           537,500
   GTE Corporation
     7.51%, 4/01/09                600,000           636,750
   National Rural Utilities
     Collateral Trust
   6.000%, 5/15/06               1,000,000         1,005,000
                                               -------------
     TOTAL UTILITY: 4.5%                       $   3,081,125

TOTAL FIXED INCOME - BONDS: 96.7% ........     $  66,737,995
   (Fixed Income Identified Cost $66,757,807)

PREFERRED STOCKS
   USB Capital Preferred Stock
     Callable 12/07/06 @ $25         8,240           212,015
   Equity Office Properties Trust
     Preferred Stock                20,000         1,003,000
                                               -------------
     TOTAL PREFERRED STOCK: 1.8% .........     $   1,215,015
       (Preferred Stock Identified
       Cost $1,144,952)

CASH EQUIVALENTS
   Federated U.S. Treasury Cash Reserves
     Money Market Fund 2.71% yield **                160,734
                                               -------------
     TOTAL CASH EQUIVALENTS: 0.2% ........     $     160,734
       (Cash Equivalents Identified
       Cost $160,734)

TOTAL PORTFOLIO VALUE: 98.7% .............     $  68,113,744
   (Total Portfolio Identified
   Cost $68,063,493)
   Other Assets Less Liabilities: 1.3% ...     $     913,820
                                               -------------
TOTAL NET ASSETS: 100.0% .................     $  69,027,564
                                               =============



    * Non-income producing security.
   ** Variable rate security, the coupon rate shown represents the rate at December 31, 2005.


     (A)
--------------------------------------------------------------------------------
     Abbreviations:
     FHLB:      Federal Home Loan Bank
     FHLMC:     Federal Home Loan Mortgage Corporation
     FNMA:      Federal National Mortgage Association
     GNMA:      Government National Mortgage Association
--------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND   PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------


MUNICIPAL INCOME
SECURITIES - BONDS                 FACE         DOLLAR VALUE
------------------------------------------------------------
GENERAL OBLIGATION - CITY
   Akron, OH, Refunding 12/1/12    200,000           214,200
   Columbus, OH, 12.375%, 2/15/07   25,000            27,467
   Columbus, OH, Series 2,
     5.000%, 6/15/10               100,000           106,216
   Columbus, OH, Tax
     Increment Financing,
     (AMBAC Insured),
     4.900%, 12/01/11              150,000           158,760
   Dayton, OH, General Obligation
     (AMBAC Insured),
     4.450%, 12/01/12              100,000           103,196
   Dayton, OH, 7.625%, 12/01/06    100,000           103,759
   Deerfield Township, OH,
     (MBIA Insured), 4.750%,
     12/01/10                      100,000           105,910
   Gahanna, OH, (AMBAC Insured),
     5.000%, 12/01/18              400,000           431,076
   Loveland, OH, (AMBAC Insured),
     4.400%, 12/01/08              100,000           103,021
   Mentor, OH, General Obligation
     (MBIA Insured), 5.0000%,
     12/01/15                      140,000           152,950
   Symmes Township, OH,
     2.400%, 12/01/07              110,000           105,295
   Youngstown, OH, (AMBAC
     Insured), 5.100%, 12/01/11    100,000           108,245
                                               -------------
     TOTAL GENERAL OBLIGATION -
       CITY: 18.1% .......................     $   1,720,095

GENERAL OBLIGATION - COUNTY
   Belmont County, OH
     (MBIA Insured), 4.500%,
     12/01/11                      155,000           160,653
   Hocking County, OH, 4.900%,
     12/01/06                       50,000            50,474
   Knox County, OH, 4.750%,
     12/01/09                       60,000            62,203
   Portage County, OH,
     (MBIA Insured), 5.150%,
     12/01/07                       75,000            77,568
                                               -------------
     TOTAL GENERAL OBLIGATION -
       COUNTY: 3.7% ......................     $     350,898

GENERAL OBLIGATION - STATE
   State of Ohio, 4.000%, 6/15/10   60,000            61,372
     Common Schools - Series A
   State of Ohio Parks, 4.000%,
     2/01/13                       175,000           178,783
   State of Ohio, 5.000%, 3/01/15  385,000           413,392





MUNICIPAL INCOME
SECURITIES - BONDS                 FACE         DOLLAR VALUE
------------------------------------------------------------
GENERAL OBLIGATION - STATE, CONTINUED
   State of California, 4.000%,
     11/01/09                      250,000           254,355
   Ohio State Unlimited Common
     School Facilities, 4.500%,
     6/15/17                       100,000           104,416
                                               -------------
     TOTAL GENERAL OBLIGATION -
       STATE: 10.6% ......................     $   1,012,318

HIGHER EDUCATION
   Bowling Green State University,
     (FGIC Insured), 5.000%,
     6/01/08                       155,000           161,076
   University of Akron
     Receipts, Variable, 1/01/29   300,000           300,000
   University of Cincinnati,
     Ohio General Receipts,
     4.750%, 6/01/06                50,000            50,301
   University of Cincinnati,
     Certificate of Participation,
     5.750%, 12/01/11               25,000            27,920
                                               -------------
     TOTAL HIGHER EDUCATION: 5.7% ........     $     539,297

HOSPITAL/HEALTH
   Hamilton County, OH, Hospital
     Children's Hospital Medical
     Center, (MBIA Insured),
     5.250%, 5/15/10               100,000           105,991
   Hamilton County, OH, Hospital
     Facility Revenue, Children's
     Hospital, (FGIC Insured),
     5.000%, 5/15/06                50,000            50,304
   Lorain County, OH, Hospital
     Facility Revenue, Catholic
     Healthcare Partners, (MBIA
     Insured), 6.000%, 9/01/07      50,000            52,089
   Lorain County, OH, Revenue
     Bond, Catholic Healthcare
     Partners Project (AMBAC
     Insured), 5.200%, 09/01/10    100,000           107,418
   Montgomery County, OH Hospital
     Revenue (Prerefunded),
     5.650%, 12/01/12               35,000            37,816
   Montgomery County, OH Hospital
     (Prerefunded), 5.500%,
     12/01/10                      100,000           107,503
                                               -------------
     TOTAL HOSPITAL/HEALTH: 4.8%               $     461,121

REVENUE BONDS - ELECTRIC
   Cleveland Ohio Public Power System
     Revenue, 5.500% due 11/15/13  100,000           109,621
   Hamilton, OH Electric,
     (FSA Insured),
     3.60%, 10/15/10               200,000           201,480
                                               -------------
     TOTAL REVENUE BONDS - ELECTRIC: 3.3%      $     311,101


--------------------------------------------------------------------------------
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND   PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
MUNICIPAL INCOME
SECURITIES - BONDS                 FACE         DOLLAR VALUE
------------------------------------------------------------
REVENUE BONDS - TRANSPORTATION
   Butler County, OH, Transportation
     Improvement, (FSA Insured),
     5.500%, 4/01/09               100,000           106,473
   Ohio State Turnpike Revenue,
     (Prerefunded),
     5.500%, 2/15/26               110,000           112,462
                                               -------------

     TOTAL REVENUE BOND - TRANSPORTATION: 2.3% $     218,935

REVENUE BONDS - WATER AND SEWER
   Akron, OH, Sewer System,
     (MBIA Insured),
     5.500% 12/01/07                50,000            51,493
   Butler, OH, Waterworks System,
     (FSA Insured),
     4.400% 12/01/10               100,000           103,474
   Cleveland, OH, Waterworks
     Revenue, Series I (FSA Insured),
     5.250%, 1/01/10               100,000           104,464
   Cleveland, OH, Waterworks
     Revenue, Series G (MBIA
     Insured), 5.500%, 1/01/13     150,000           162,621
   Columbus, OH, Water and Sewer,
     5.000%, 11/01/06              100,000           101,412
   East Muskingum, OH Water District,
     Water Resource Revenue,
     (AMBAC Insured),
     4.500%, 12/01/12              200,000           211,662
   Montgomery County, OH, Solid
     Waste, (MBIA Insured), 5.125%,
     11/01/08                       50,000            51,361
   Nashville and Davidson, TN
     7.700%, 01/01/12               25,000            28,985
   Northeast OH, Reg'l Sewer District
     (AMBAC Insured), 5.500%,
     11/15/12                      100,000           101,169
                                               -------------
     TOTAL REVENUE BOND - WATER
       & SEWER: 9.6% .....................     $     916,641

SPECIAL OBLIGATION BONDS
   Cleveland Ohio Non Tax Revenue
     Stadium Project (AMBAC
     Insured), 5.000%, Due 12/01/14400,000           436,596
                                               -------------
     TOTAL SPECIAL OBLIGATION BONDS: 4.6%      $     436,596

SCHOOL DISTRICT
   Beavercreek, OH, Special Obligation
     Tax Anticipation Note,
     4.250%, 12/01/06              100,000           100,023
   Cleveland, OH, Municipal School
     District, (FGIC Insured),
     5.000%, 12/01/20              140,000           148,110




    * Non-income producing security.
MUNICIPAL INCOME
SECURITIES - BONDS                 FACE         DOLLAR VALUE
------------------------------------------------------------
SCHOOL DISTRICT, CONTINUED
   Columbus, OH, Linden Elementary
     Construction (FSA Insured),
     5.500%, 12/01/21              100,000           108,363
   Dayton , OH, City School District,
     (FGIC Insured), 3.250%,
     12/01/10                      100,000            99,639
   Delaware, OH, City School
     District, GO (MBIA Insured),
     5.000%, 12/04/20              250,000           266,827
   Fairfield, OH, (FGIC Insured)
     0.000%, 12/01/11*             100,000            79,465
   Green Local, OH, (AMBAC
     Insured) Insured, 4.600%,
     12/01/11                      100,000           102,916
   Kings Local, OH, 6.350%,
     12/01/12                       15,000            17,303
   Kings Local, OH, 6.400%,
     12/01/13                      150,000           176,074
   Loveland, OH, 4.900%, 12/01/08  100,000           103,962
   Mason, OH City Schools (FGIC
     Insured) 5.000%, 12/01/15     135,000           147,564
   Mason, OH, 4.000%, 12/01/06     200,000           201,340
   Northwestern, OH, 4.650%,
     12/01/06                      105,000           105,765
   Sycamore, OH, Community
     (AMBAC Insured), 4.600%,
     12/01/11                      100,000           102,788
   Sycamore, OH, Community
     Unlimited, 5.375%, 12/01/13   125,000           138,061
                                               -------------
     TOTAL SCHOOL DISTRICT: 20.0% ........     $   1,898,200

SPECIAL ASSESSMENT BONDS
   Toledo-Lucas County Ohio Port
     Authority Crocker Park Public
     Improvement Project, 2.625%,
     Due 12/01/07                  200,000           192,010
                                               -------------
     TOTAL SPECIAL ASSESSMENT BONDS: 2.0%      $     192,010

STATE AGENCY
   Ohio State Building Authority,
     Adult Correctional-Series A,
     5.500%, 10/01/10              100,000           108,374
   Ohio State Building Authority,
     (AMBAC Insured),
     5.375%, 10/01/11              150,000           155,272
   Ohio State Building Authority,
     Juvenile Correction Facilities,
     4.375%, 10/01/12              100,000           104,109
   Ohio State Building ,
     5.000%, 10/01/14              420,000           455,855
   Ohio State Building Authority,
   Ohio Center For The Arts,
     5.450%, 10/01/07              100,000           103,616


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
JOHNSON MUNICIPAL INCOME FUND   PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------


MUNICIPAL INCOME
SECURITIES - BONDS                 FACE         DOLLAR VALUE
------------------------------------------------------------
STATE AGENCY, CONTINUED
   Ohio State Housing Finance
     Authority (GNMA) Collateral,
     5.100%, 9/01/17               120,000           120,304
   State of Ohio Parks and
     Recreation Bonds, 4.350%,
     12/01/11                      100,000           103,342
   Ohio State Elementary and
     Secondary Education, (FSA
     Insured), 5.000%, 12/01/07    100,000           103,037
   Ohio State Public Facilities
     Commission, (MBIA Insured),
     4.700%, 06/01/11              100,000           103,256
                                               -------------
     TOTAL STATE AGENCY: 14.3%                 $   1,357,165

TOTAL FIXED INCOME - MUNICIPAL
   BONDS: 99.0% ..........................     $   9,414,377
   (Municipal Bonds Identified Cost $9,262,389)
   CASH EQUIVALENTS
   Federated Ohio Municipal Cash
     Trust 2.11% yield**                              40,936
                                               -------------
     TOTAL CASH EQUIVALENTS: 0.4% ........     $      40,936
       (Cash Identified Cost $40,936)

TOTAL PORTFOLIO VALUE: 99.4% .............     $   9,455,313
   (Total Portfolio Identified Cost $9,303,325)

   Other Assets Less Liabilities: 0.6% ...     $      55,457
                                               -------------
TOTAL NET ASSETS: 100.0% .................         9,510,770
                                               =============

    * Non-income producing security.
   ** Variable rate security, the coupon rate shown represents the rate at September 30, 2005.

--------------------------------------------------------------------------------
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2005
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
                                                                   STOCK FUNDS                           BOND FUNDS
                                                  --------------------------------------------   --------------------------
                                                                                                     FIXED        MUNICIPAL
                                                     GROWTH        OPPORTUNITY       REALTY         INCOME         INCOME
                                                      FUND            FUND            FUND           FUND           FUND
                                                  ------------    ------------   -------------   ------------   -----------
ASSETS:
   Investment Securities at Market Value*         $ 52,732,208    $ 92,497,954   $  17,589,947   $ 68,113,744   $ 9,455,313
   Dividends and Interest Receivable              $     94,460    $    195,750   $      68,489   $    807,954   $    66,802
   Fund Shares Sold Receivable                    $    115,247    $     99,944   $      76,023   $    156,587   $         0
                                                  ------------    ------------   -------------   ------------   -----------
     TOTAL ASSETS ........................        $ 52,941,915    $ 92,793,648   $  17,734,459   $ 69,078,285   $ 9,522,115

LIABILITIES:
   Accrued Management Fees                        $     42,903    $     74,223   $      14,331   $     49,651   $     5,345
   Fund Shares Redeemed Payable                   $     59,651    $     29,016               0   $      1,070   $     6,000
                                                  ------------    ------------   -------------   ------------   -----------
     TOTAL LIABILITIES ...................        $    102,554    $    103,239   $      14,331   $     50,721   $    11,345

NET ASSETS ...............................        $ 52,839,361    $ 92,690,409   $  17,720,128   $ 69,027,564   $ 9,510,770

NET ASSETS CONSIST OF:
   Paid in Capital                                $ 46,805,239    $ 75,310,245   $  10,417,480   $ 68,977,223   $ 9,390,524
   Undistributed Net Investment Income (Loss)     $          0    $        667   $           0   $          0   $       294
   Undistributed Net Realized Gain
     (Loss) from Security Transactions            $          0    $          0         ($3,988)  $         90      ($32,036)
   Net Unrealized Gain (Loss) on Investments      $  6,034,122    $ 17,379,497   $   7,306,636   $     50,251   $   151,988
                                                  ------------    ------------   -------------   ------------   -----------
NET ASSETS ...............................        $ 52,839,361    $ 92,690,409   $  17,720,128   $ 69,027,564   $ 9,510,770
Shares Outstanding
   (Unlimited Amount Authorized)                     2,077,805       2,849,346         935,553      4,355,977       597,369
OFFERING, REDEMPTION AND NET ASSET VALUE
   PER SHARE .............................        $      25.43    $      32.53   $       18.94   $      15.85   $     15.92
*Identified Cost of Securities ...........        $ 46,698,086    $ 75,118,457   $  10,283,311   $ 68,063,493   $ 9,303,325


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2005
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
                                                                   STOCK FUNDS                           BOND FUNDS
                                                  --------------------------------------------   --------------------------
                                                                                                     FIXED        MUNICIPAL
                                                     GROWTH        OPPORTUNITY       REALTY         INCOME         INCOME
                                                      FUND            FUND            FUND           FUND           FUND
                                                  ------------    ------------   -------------   ------------   -----------
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    12/31/05        12/31/05        12/31/05       12/31/05       12/31/05
                                                  ------------    ------------   -------------   ------------   -----------
INVESTMENT INCOME:
   Interest                                       $     23,778    $      9,971   $       3,046   $  2,642,870   $   379,277
   Dividends                                      $    753,422    $  1,255,679   $     593,957   $     67,435   $         0
                                                  ------------    ------------   -------------   ------------   -----------
     TOTAL INVESTMENT INCOME .............        $    777,200    $  1,265,650   $     597,003   $  2,710,305   $   379,277

EXPENSES:
   Gross Management Fee                           $    510,680    $    862,375   $     174,916   $    613,915   $    94,388
   Management Fee Waiver                          $    (25,534)   $    (43,119)  $      (8,746)  $    (92,087)  $   (33,036)
                                                  ------------    ------------   -------------   ------------   -----------
     TOTAL EXPENSES ......................        $    485,146    $    819,256   $     166,170   $    521,828   $    61,352

NET INVESTMENT INCOME ....................        $    292,054    $    446,394   $     430,833   $  2,188,477   $   317,925
                                                  ------------    ------------   -------------   ------------   -----------

REALIZED AND UNREALIZED GAINS (LOSSES):
   Net Realized Gain (Loss) from
     Security Transactions                        $  2,037,422    $ 11,002,646   $   1,155,028   $    103,824   $    (3,261)
   Net Unrealized Gain (Loss)
     on Investments ......................        $   (455,831)   $ (1,562,469)  $      82,895   $   (961,506)  $  (188,435)
                                                  ------------    ------------   -------------   ------------   -----------

NET GAIN (LOSS) ON INVESTMENTS                    $  1,581,591    $  9,440,177   $   1,237,923   $   (857,682)  $  (191,696)
                                                  ------------    ------------   -------------   ------------   -----------

NET INCREASE IN ASSETS
   FROM OPERATIONS .......................        $  1,873,645    $  9,886,571   $   1,668,756   $  1,330,795   $   126,229
                                                  ============    ============   =============   ============   ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2005
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                          STOCK FUNDS
                                    ---------------------------------------------------------------------------------------
                                             GROWTH FUND                OPPORTUNITY FUND                 REALTY FUND
                                    --------------------------    ---------------------------   ---------------------------
                                     YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED
                                      12/31/05       12/31/04        12/31/05      12/31/04        12/31/05       12/31/04
                                    ------------   ------------   ------------   ------------   ------------    -----------
OPERATIONS:
   Net Investment Income            $    292,054   $    326,893   $    446,394   $    114,631   $    430,833    $   658,525
   Net Realized Gain (Loss)
     from Security Transactions     $  2,037,422   $  2,194,201   $ 11,002,646   $  7,533,452   $  1,155,028    $ 2,805,829
   Net Unrealized Gain (Loss)
     on Investments                 $   (455,831)  $  2,634,419   $ (1,562,469)  $  6,647,048   $     82,895    $ 1,855,163
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE IN ASSETS
       FROM OPERATIONS ...........  $  1,873,645   $  5,155,513   $  9,886,571   $ 14,295,131   $  1,668,756    $ 5,319,517

DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income            $   (291,833)  $   (347,624)  $   (445,767)  $   (176,349)  $   (430,741)   $  (658,409)
   Net Realized Gain from
     Security Transactions          $   (360,500)  $          0   $(11,002,679)  $ (7,044,143)  $ (1,155,056)   $(2,051,548)
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET (DECREASE) IN ASSETS
       FROM DISTRIBUTIONS ........  $   (652,333)  $   (347,624)  $(11,448,446)  $ (7,220,492)  $ (1,585,797)   $(2,709,957)

CAPITAL SHARE TRANSACTIONS:
   Proceeds From Sale of Shares     $  6,630,571   $  5,209,064   $  7,966,503   $  6,031,069   $    887,959    $   781,105
   Net Asset Value of Shares
     Issued on Reinvestment
     of Distributions               $    584,670   $    275,351   $ 11,139,249   $  7,102,083   $  1,269,731    $ 2,198,715
   Cost of Shares Redeemed          $ (5,756,236)  $ (8,887,716)  $ (8,708,510)  $ (9,887,171)  $ (3,948,556)   $(9,167,168)
                                    ------------   ------------   ------------   ------------   ------------    -----------
     NET INCREASE (DECREASE)
       IN ASSETS FROM CAPITAL
       SHARE TRANSACTIONS ........  $  1,459,005   $ (3,403,301)  $ 10,397,242   $  3,245,981   $ (1,790,866)   $(6,187,348)

NET CHANGE IN NET ASSETS .........  $  2,680,317   $  1,404,588   $  8,835,367   $ 10,320,620   $ (1,707,907)   $(3,577,788)

Net Assets at Beginning of Period   $ 50,159,044   $ 48,754,456   $ 83,855,042   $ 73,534,422   $ 19,428,035    $23,005,823
                                    ------------   ------------   ------------   ------------   ------------    -----------

NET ASSETS AT END OF PERIOD ......  $ 52,839,361   $ 50,159,044   $ 92,690,409   $ 83,855,042   $ 17,720,128    $19,428,035
                                    ============   ============   ============   ============   ============    ===========

   Including accumulated
     undistributed net investment
     income of                      $          0   $          0   $        700   $        182   $          0    $       116

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
JOHNSON MUTUAL FUNDS                                           DECEMBER 31, 2005
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                                          BOND FUNDS
                                                                  ---------------------------------------------------------
                                                                        FIXED INCOME FUND           MUNICIPAL INCOME FUND
                                                                  ---------------------------    --------------------------
                                                                    YEAR ENDED    YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                     12/31/05      12/31/04        12/31/05       12/31/04
                                                                  ------------   ------------    -----------    -----------
OPERATIONS:
   Net Investment Income                                          $  2,188,477   $  1,803,845    $   317,925    $   287,534
   Net Realized Gain (Loss) from Security Transactions            $    103,824   $    151,125    $    (3,261)   $       821
   Net Unrealized Gain (Loss) on Investments                      $   (961,506)  $   (807,978)   $  (188,435)   $  (142,487)
                                                                  ------------   ------------    -----------    -----------
     NET INCREASE IN ASSETS FROM OPERATIONS ..................    $  1,330,795   $  1,146,992    $   126,229    $   145,868

DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income                                          $ (2,188,703)  $ (1,813,291)   $  (317,716)   $  (287,346)
   Net Realized Gain from Security Transactions                   $   (103,734)  $    (98,326)   $         0    $         0
                                                                  ------------   ------------    -----------    -----------
     NET (DECREASE) IN ASSETS FROM DISTRIBUTIONS .............    $ (2,292,437)  $ (1,911,617)   $  (317,716)   $  (287,346)

CAPITAL SHARE TRANSACTIONS:
   Proceeds From Sale of Shares                                   $ 20,902,169   $ 12,360,867    $ 2,138,645    $ 1,295,047
   Net Asset Value of Shares Issued on Reinvestment of
     Dividends/Gains                                              $    785,865   $    798,815    $    30,283    $    30,797
   Cost of Shares Redeemed                                        $ (7,086,387)  $ (6,216,106)   $(1,607,287)   $(1,535,219)
                                                                  ------------   ------------    -----------    -----------
     NET INCREASE (DECREASE) IN ASSETS FROM CAPITAL
       SHARE TRANSACTIONS ....................................    $ 14,601,647   $  6,943,576    $   561,641    $  (209,375)

NET CHANGE IN NET ASSETS .....................................    $ 13,640,005   $  6,178,951    $   370,154    $  (350,853)

Net Assets at Beginning of Period ............................    $ 55,387,559   $ 49,208,608    $ 9,140,616    $ 9,491,469
                                                                  ------------   ------------    -----------    -----------

NET ASSETS AT END OF PERIOD ..................................    $ 69,027,564   $ 55,387,559    $ 9,510,770    $ 9,140,616
                                                                  ============   ============    ===========    ===========

   Including accumulated
     undistributed net investment
     income of                                                    $          0   $          0    $       294    $        85

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                         JOHNSON GROWTH FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE GROWTH FUND:

                                                                                         YEAR ENDED DECEMBER 31
                                                                    --------------------------------------------------------------
                                                                       2005          2004         2003         2002         2001
                                                                    ----------     --------     --------     ---------     -------
Net Asset Value Beginning of Period ..........................      $    24.81     $  22.50     $  18.50     $   25.58     $ 29.28

OPERATIONS:
   Net Investment Income                                            $     0.14     $   0.16     $   0.11     $    0.07     $  0.02
   Net Gains (Losses) on Securities (Realized & Unrealized)         $     0.80     $   2.32     $   4.00     $   (7.08)    $ (3.70)
                                                                    ----------     --------     --------     ---------     -------
TOTAL OPERATIONS .............................................      $     0.94     $   2.48     $   4.11     $   (7.01)    $ (3.68)

DISTRIBUTIONS:
   Dividends from Net Investment Income                             $    (0.14)    $  (0.17)    $  (0.11)    $   (0.07)    $ (0.02)
   Distributions from Net Realized Capital Gains                    $    (0.18)    $   0.00     $   0.00     $    0.00     $  0.00
                                                                    ----------     --------     --------     ---------     -------
TOTAL DISTRIBUTIONS ..........................................      $    (0.32)    $  (0.17)    $  (0.11)    $   (0.07)    $ (0.02)
Net Asset Value End of Period ................................      $    25.43     $  24.81     $  22.50     $   18.50     $ 25.58
TOTAL RETURN .................................................            3.78%       11.04%       22.21%       (27.42)%    (12.58)%
Net Assets, End of Period (Millions) .........................      $    52.83     $  50.16     $  48.75     $   41.16     $ 52.49

RATIOS (1)
   Ratio of Expenses to
      Average Net Assets before Waiver .......................            1.00%        1.00%        1.00%         1.00%       1.00%
      Average Net Assets after Waiver ........................            0.95%        0.95%        0.95%         0.95%       0.95%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver .......................            0.52%        0.62%        0.49%         0.25%       (.01%)
      Average Net Assets after Waiver ........................            0.57%        0.67%        0.54%         0.30%       0.04%
Portfolio Turnover Rate ......................................           48.25%       60.39%       64.36%        49.39%      37.08%

--------------------------------------------------------------------------------
(1) The Adviser waived a portion of its 1.00% maximum management fee to sustain a net fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS JOHNSON OPPORTUNITY FUND SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE OPPORTUNITY FUND:

                                                                                       YEAR ENDED DECEMBER 31
                                                                    --------------------------------------------------------------
                                                                       2005          2004         2003          2002       2001
                                                                    ----------     --------     --------     ---------    --------
Net Asset Value Beginning of Period ..........................      $    33.14     $  30.12     $  22.37     $   28.53    $  33.63

OPERATIONS:
   Net Investment Income                                            $     0.18     $   0.05     $   0.03     $    0.05    $  (0.03)
   Net Gains (Losses) on Securities (Realized & Unrealized)         $     3.78     $   6.10     $   7.75     $   (6.16)   $  (5.07)
                                                                    ----------     --------     --------     ---------    --------
TOTAL OPERATIONS .............................................      $     3.96     $   6.15     $   7.78     $   (6.11)   $  (5.10)

DISTRIBUTIONS:
   Dividends from Net Investment Income                             $    (0.18)    $  (0.08)    $  (0.03)    $   (0.05)   $   0.00
   Distributions from Net Realized Capital Gains                    $    (4.39)    $  (3.05)    $   0.00     $    0.00    $   0.00
                                                                    ----------     --------     --------     ---------    --------
TOTAL DISTRIBUTIONS ..........................................      $    (4.57)    $  (3.13)    $  (0.03)    $   (0.05)   $   0.00
Net Asset Value End of Period ................................      $    32.53     $  33.14     $  30.12     $   22.37    $  28.53
TOTAL RETURN .................................................           11.90%      20.42%       34.78%      (21.42)%     (15.17)%
Net Assets, End of Period (Millions) .........................      $    92.69     $  83.86     $  73.53     $   55.26    $  68.82

RATIOS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver .......................            1.00%        1.00%        1.00%         1.00%       1.00%
      Average Net Assets after Waiver ........................            0.95%        0.95%        0.95%         0.95%       0.95%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver .......................            0.47%        0.10%        0.07%         0.13%      (0.16)%
      Average Net Assets after Waiver ........................            0.52%        0.15%        0.12%         0.18%      (0.11)%
Portfolio Turnover Rate ......................................           89.43%       81.33%      164.84%        61.32%      46.30%

--------------------------------------------------------------------------------
(1) The Adviser waived a portion of its 1.00% maximum management fee to sustain a net fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                         JOHNSON REALTY FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE REALTY FUND:

                                                                                       YEAR ENDED DECEMBER 31
                                                                    ---------------------------------------------------------------
                                                                         2005        2004         2003         2002          2001
                                                                    ----------     --------     --------     ---------     --------
Net Asset Value Beginning of Period ..........................      $    18.72     $  16.36     $  12.67     $   12.83     $  12.88

OPERATIONS:
   Net Investment Income                                            $     0.47     $   0.63     $   0.72     $    0.63     $   0.64
   Net Return of Capital                                            $     0.27     $   0.18     $   0.19     $    0.07     $   0.05
   Net Gains (Losses) on Securities (Realized & Unrealized)         $     1.28     $   4.38     $   3.50     $   (0.22)    $  (0.10)
                                                                    ----------     --------     --------     ---------     --------
TOTAL OPERATIONS .............................................      $     2.02     $   5.19     $   4.41     $    0.48     $   0.59

DISTRIBUTIONS:
   Dividends from Net Investment Income                             $    (0.47)    $  (0.62)   $   (0.72)    $   (0.63)    $  (0.64)
   Distributions from Return of Capital                             $     0.00     $   0.00    $    0.00     $    0.00     $   0.00
   Distributions from Net Realized Capital Gains                    $    (1.33)    $  (2.21)   $    0.00     $    0.00     $   0.00
                                                                    ----------     --------     --------     ---------     --------
TOTAL DISTRIBUTIONS ..........................................      $    (1.80)    $  (2.83)   $   (0.72)    $   (0.63)    $  (0.64)
Net Asset Value End of Period ................................      $    18.94     $  18.72    $   16.36     $   12.67     $  12.83
TOTAL RETURN .................................................           10.95%       32.40%       34.23%         3.50%        4.75%
Net Assets, End of Period (Millions) .........................      $    17.72     $  19.43    $   23.01     $   16.30     $   9.26

RATIOS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver .......................            1.00%        1.00%        1.00%         1.00%        1.00%
      Average Net Assets after Waiver ........................            0.95%        0.95%        0.95%         0.95%        0.95%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver .......................            2.41%        3.31%        3.88%         5.05%        5.05%
      Average Net Assets after Waiver ........................            2.46%        3.36%        3.93%         5.10%        5.10%
Portfolio Turnover Rate ......................................            4.89%       24.88%       24.93%        11.77%        7.36%

--------------------------------------------------------------------------------
(1) The Adviser waived a portin of its 1.00% maximum management fee to sustain a net fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                   JOHNSON FIXED INCOME FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE FIXED INCOME FUND:

                                                                                       YEAR ENDED DECEMBER 31
                                                                    ---------------------------------------------------------------
                                                                           2005      2004       2003       2002       2001
                                                                    ----------     --------     --------     ---------     --------
Net Asset Value Beginning of Period ..........................      $    16.08     $  16.32     $  16.43     $   15.60     $  15.48

OPERATIONS:
   Net Investment Income                                            $     0.55     $   0.57     $   0.67     $    0.72     $   0.82
   Net Gains (Losses) on Securities (Realized & Unrealized)         $    (0.20)    $  (0.21)    $  (0.11)    $    0.83     $   0.12
                                                                    ----------     --------     --------     ---------     --------
TOTAL OPERATIONS .............................................      $     0.35     $   0.36     $   0.56     $    1.55     $   0.94

DISTRIBUTIONS:
   Dividends from Net Investment Income                             $    (0.55)    $  (0.57)    $  (0.67)    $   (0.72)    $  (0.82)
   Distributions from Net Realized Capital Gains                    $    (0.02)    $  (0.03)    $   0.00     $    0.00     $   0.00
                                                                    ----------     --------     --------     ---------     --------
TOTAL DISTRIBUTIONS ..........................................      $    (0.58)    $  (0.60)    $  (0.67)    $   (0.72)    $  (0.82)
Net Asset Value End of Period ................................      $    15.85     $  16.08     $  16.32     $   16.43     $  15.60
TOTAL RETURN .................................................            2.19%        2.22%        3.44%        10.16%        6.11%
Net Assets, End of Period (Millions) .........................      $    69.02     $  55.39     $  49.21     $   45.97     $  39.52

RATIOS: (1)
   Ratio of Expenses to
      Average Net Assets before Waiver .......................            1.00%        1.00%        1.00%         1.00%        1.00%
      Average Net Assets after Waiver ........................            0.85%        0.85%        0.85%         0.85%        0.85%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver .......................            3.41%        3.36%        3.92%         4.44%        5.04%
      Average Net Assets after Waiver ........................            3.56%        3.51%        4.07%         4.59%        5.19%
Portfolio Turnover Rate ......................................           32.79%       36.54%       31.03%        32.03%       22.72%

--------------------------------------------------------------------------------
(1) The Adviser waived a portion of its maximum 1.00% management fee to sustain a net fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                               JOHNSON MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD FOR THE MUNICIPAL INCOME FUND:

                                                                                       YEAR ENDED DECEMBER 31
                                                                    ---------------------------------------------------------------
                                                                           2005      2004       2003       2002       2001
                                                                    ----------     --------     --------     ---------     --------
Net Asset Value Beginning of Period ..........................      $    16.25     $  16.49     $  16.61     $   15.90     $  15.79

OPERATIONS:
   Net Investment Income                                            $     0.54     $   0.51     $   0.56     $    0.58     $   0.63
   Net Gains (Losses) on Securities (Realized & Unrealized)         $    (0.33)    $  (0.24)    $  (0.12)    $    0.71     $   0.10
                                                                    ----------     --------     --------     ---------     --------
TOTAL OPERATIONS .............................................      $     0.21     $   0.27     $   0.44     $    1.29     $   0.73

DISTRIBUTIONS:
   Dividends from Net Investment Income (1)                         $    (0.54)    $  (0.52)    $  (0.56)    $   (0.58)    $  (0.62)
   Distributions from Net Realized Capital Gains                    $     0.00     $   0.00     $   0.00     $    0.00     $   0.00
                                                                    ----------     --------     --------     ---------     --------
TOTAL DISTRIBUTIONS ..........................................      $    (0.54)    $  (0.52)    $  (0.56)    $   (0.58)    $  (0.62)
Net Asset Value End of Period ................................      $    15.92     $  16.25     $  16.49     $   16.61     $  15.90
TOTAL RETURN .................................................            1.33%        1.72%        2.67%         8.23%        4.66%
Net Assets, End of Period (Millions) .........................      $     9.51     $   9.14     $   9.49     $    9.45     $   7.88

RATIOS: (2)
   Ratio of Expenses to
      Average Net Assets before Waiver .......................            1.00%        1.00%        1.00%         1.00%        1.00%
      Average Net Assets after Waiver ........................            0.65%        0.65%        0.65%         0.65%        0.65%
   Ratio of Net Investment Income to
      Average Net Assets before Waiver .......................            3.02%        2.81%        3.02%         3.29%        3.62%
      Average Net Assets after Waiver ........................            3.37%        3.16%        3.37%         3.64%        3.97%
Portfolio Turnover Rate ......................................           28.58%       12.77%        3.82%         3.01%        5.57%

--------------------------------------------------------------------------------
(1)  All distributions are Federally tax exempt.

(2) The Adviser waived a portion of its 1.00% maximum management fee to sustain a net fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2006. (See accompanying note #3)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
                                       24

JOHNSON MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1) ORGANIZATION:

The Growth Fund, Fixed Income Fund, Opportunity Fund, Municipal Income Fund, and the Realty Fund (each individually a "Fund" and collectively the "Funds") are each series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Opportunity and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998.

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Opportunity Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The Growth Fund, Opportunity Fund, Realty Fund, and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified.


2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION AND TRANSACTIONS:

The investments in securities are carried at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. The investments in securities are carried at market value. Security transactions are accounted for on trade date. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic and political developments in a specific country or region.


INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES ON INVESTMENT
SECURITIES:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.


INCOME TAXES:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply


--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.


DISTRIBUTIONS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Net assets are not affected by the reclassifications. As of December 31, 2005, the following permanent differences were reclassified to paid in capital: Growth $7,788, Opportunity $109, Realty $15,707, Fixed Income $329.


3) INVESTMENT ADVISORY AGREEMENT:

The investment advisory agreement provides that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Growth Fund, Opportunity Fund and Realty Fund paid the Adviser a net management fee at the annual rate of 0.95% of each Funds' average daily net assets, which was accrued daily and paid monthly. The Fixed Income Fund paid the Adviser a net management fee at the annual rate of 0.85% of the Fund's average daily net assets, and the Municipal Income Fund paid the Adviser a net management fee at the annual rate of 0.65% of the Fund's average daily net assets, both of which are accrued daily and paid monthly.

The Adviser received management fees for the year-ended December 31, 2005 as indicated below. These fees are after the Adviser waived part of the management fees on each of the funds from the maximum of 1.00% to the effective fee ratios listed below. The Adviser intends the fee waivers to be permanent, although the Adviser has the right to remove these fee waivers any time after April 30, 2006.

                                                                                            NET
                                                                      EFFECTIVE         MANAGEMENT          VOLUNTARY
      FUND                                 FEE         FEE WAIVER      FEE RATIO            FEE              WAIVERS
      ---------------------------------------------------------------------------------------------------------------
      Growth Fund                            1.00%        0.05%             0.95%        $485,146            $25,534
      Opportunity Fund                       1.00%        0.05%             0.95%        $819,256            $43,119
      Realty Fund                            1.00%        0.05%             0.95%        $166,170            $ 8,746
      Fixed Income Fund                      1.00%        0.15%             0.85%        $521,828            $92,087
      Municipal Income Fund                  1.00%        0.35%             0.65%        $ 61,352            $33,036

At December 31 2005, management fees payable to the Adviser amounted to:
$42,903, $74,223, $14,331, $49,651, and $5,345 for the Growth, Opportunity,
Realty, Fixed Income, and Municipal Income Funds respectively.


4) RELATED PARTY TRANSACTIONS:

All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Total Compensation for the Trustees as a group was $21,000 for the period, and as a group they received no additional compensation from the Trust. The Trust consists of thirteen Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Johnson Disciplined Small Company Fund, Johnson Disciplined Large Company Fund, Johnson Dynamic Growth Fund, Johnson Enhanced Return Fund, and Johnson Equity Income Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2005, US Bank held in aggregate 66.62% of the Opportunity Fund, 70.75% of the Realty Fund, 91.18% of the Municipal Fund, and 67.11% of the Fixed Income Fund in an omnibus account for the benefit of clients of Johnson Investment Counsel, Inc.


--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4) RELATED PARTY TRANSACTIONS, CONTINUED:

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.


5) PURCHASES AND SALES OF SECURITIES:

During January 1 through December 31, 2005, purchases and sales of investment securities aggregated:

                                   Investment Securities Other Than
                                      Short Term Investments and
                                      U.S. Government Obligations               U.S. Government Obligations
                                   ---------------------------------          -------------------------------
      FUND                           PURCHASES            SALES                PURCHASES              SALES
-------------------------------------------------------------------------------------------------------------
Growth Fund                        $24,371,268         $24,156,033           $         0          $         0
Opportunity Fund                   $77,104,874         $77,527,552           $         0          $         0
Realty Fund                          $ 855,938         $ 3,584,234           $         0          $         0
Fixed Income Fund                  $38,218,435         $18,867,574           $30,938,934          $14,349,448
Municipal Income Fund              $ 3,469,636         $ 2,550,500           $         0          $         0

6) CAPITAL SHARE TRANSACTIONS:

As of December 31, 2005, there were an unlimited number of capital shares authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.


CAPITAL SHARE TRANSACTIONS FOR THE PERIOD JANUARY 1 - DECEMBER 31, 2005:

                                                                                                FIXED        MUNICIPAL
                                                     GROWTH     OPPORTUNITY      REALTY         INCOME         INCOME
                                                      FUND          FUND          FUND           FUND           FUND
                                                   ---------     ---------      ---------     ---------        -------
      Shares Sold to Investors                       264,740       232,236         45,764     1,302,814        133,026
      Shares Issued on Reinvestment Dividends         22,874       341,066         66,823        49,299          1,892
                                                   ---------     ---------      ---------     ---------        -------
      Subtotal                                       287,614       573,302        112,587     1,352,113        134,918
      Shares Redeemed                               (231,378)    ( 253,905)      (214,872)     (440,204)      (100,070)
                                                   ---------     ---------      ---------     ---------        -------
      Net Increase (Decrease) During Period           56,236       319,397      ( 102,285)      911,909         34,848
      SHARES OUTSTANDING:
      January 1, 2005 (Beginning of Period)        2,021,569     2,529,949      1,037,838     3,444,068        562,521
                                                   ---------     ---------      ---------     ---------        -------
      DECEMBER 31, 2005 (END OF PERIOD)            2,077,805     2,849,346        935,553     4,355,977        597,369
                                                   =========     =========        =======     =========        =======

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


7) SECURITY TRANSACTIONS:

For Federal income tax purposes, the cost of investments owned on December 31, 2005 was the same as identified cost for the Growth Fund, Opportunity Fund, Fixed Income Fund and Municipal Income Fund. As of December 31, 2005 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                                                                      NET
                                     COST OF                                                      APPRECIATION
      FUND                          SECURITIES        APPRECIATION          (DEPRECIATION)       (DEPRECIATION)
      ---------------------------------------------------------------------------------------------------------
      Growth Fund                  $46,698,086         $ 7,459,460            $(1,425,338)         $ 6,034,122
      Opportunity Fund             $75,118,457         $18,591,112            $(1,211,615)         $17,379,497
      Realty Fund                  $10,287,299         $ 7,385,215            $   (82,567)         $ 7,302,648
      Fixed Income Fund            $68,063,493         $   739,067            $  (688,816)         $    50,251
      Municipal Income Fund        $ 9,303,325         $   179,390            $   (27,402)         $   151,988

At December 31, 2005, the difference between book and tax cost basis of securities for the Realty Fund is due to the deferral of wash sales in the amount of $3,988.


8) ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


9) NET INVESTMENT INCOME AND NET REALIZED CAPITAL LOSSES:

As of December 31, 2004, the Municipal Income Fund had accumulated net realized capital loss carryovers of ($1,823) expiring in 2010, ($26,952) expiring in 2011, and ($3,261) expiring in 2013. To the extent that the Municipal Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.


10) DISTRIBUTIONS TO SHAREHOLDERS:


JOHNSON GROWTH FUND

The tax character of distributions paid are as follows:

                                                                                               2005              2004
                                                                                             -------           -------
      Distribution paid from:
         Undistributed Ordinary Income                                                       299,845           347,624
                                                                                             -------           -------
         Undistributed Long-Term Capital Gain                                                352,488                 0
         Undistributed Short-Term Capital Gain                                                     0                 0
                                                                                             -------           -------
      Total distribution paid                                                                652,333           347,624

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10) DISTRIBUTIONS TO SHAREHOLDERS, CONTINUED:

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                                0
      Undistributed Long-Term Capital Gain/(Loss)                                                  0
      Unrealized Appreciation/(Depreciation)                                               6,034,122
                                                                                           ---------
      Total distributable earnings on a tax basis                                          6,034,122

JOHNSON OPPORTUNITY FUND

The tax character of distributions paid are as follows:

                                                                                             2005               2004
                                                                                          ----------         ---------
      Distribution paid from:
         Undistributed Ordinary Income                                                       445,800           176,349
         Undistributed Long-Term Capital Gain                                             11,002,646         3,274,171
         Undistributed Short-Term Capital Gain                                                     0         3,769,972
                                                                                          ----------         ---------
      Total distribution paid                                                             11,448,446         7,220,492

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                              667
      Undistributed Long-Term Capital Gain                                                         0
      Unrealized Appreciation                                                             17,379,497
                                                                                          ----------
      Total distributable earnings on a tax basis                                         17,380,227


JOHNSON REALTY FUND

The tax character of distributions paid are as follows:

                                                                                           2005              2004
                                                                                          ----------         ---------
      Distribution paid from:
         Undistributed Ordinary Income                                                       446,720           658,409
         Undistributed Long-Term Capital Gain                                              1,139,077         2,051,548
         Undistributed Short-Term Capital Gain                                                     0                 0
                                                                                          ----------         ---------
      Total distribution paid                                                              1,585,797         2,709,957

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                                0
      Undistributed Long-Term Capital Gain                                                         0
      Unrealized Appreciation                                                              7,302,648
                                                                                           ---------
      Total distributable earnings on a tax basis                                          7,302,648

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


10) DISTRIBUTIONS TO SHAREHOLDERS, CONTINUED:


JOHNSON FIXED INCOME FUND

The tax character of distributions paid are as follows:

                                                                                             2005              2004
                                                                                          ----------         ---------
      Distribution paid from:
         Undistributed Ordinary Income                                                     2,188,703         1,803,430
         Undistributed Long-Term Capital Gain                                                103,734            98,326
         Undistributed Short-Term Capital Gain                                                     0             9,861
                                                                                          ----------         ---------
      Total distribution paid                                                              2,292,437         1,911,617

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                                0
      Undistributed Long-Term Capital Gain/(Loss)                                                 90
      Unrealized Appreciation/(Depreciation)                                                  50,251
                                                                                              ------
      Total distributable earnings on a tax basis                                             50,341

JOHNSON MUNICIPAL INCOME FUND

The tax character of distributions paid are as follows:

                                                                                             2005              2004
                                                                                          ----------         ---------
      Distribution paid from:
         Undistributed Ordinary Income                                                       317,716           287,346
         Undistributed Long-Term Capital Gain                                                      0                 0
         Undistributed Short-Term Capital Gain                                                     0                 0
                                                                                          ----------         ---------
      Total distribution paid                                                                317,716           287,346

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

      Undistributed Ordinary Income                                                              294
      Capital Loss Carry Forward                                                             (32,036)
      Unrealized Appreciation/(Depreciation)                                                 151,988
                                                                                            --------
      Total distributable earnings on a tax basis                                            120,246

--------------------------------------------------------------------------------
DISCLOSURE OF EXPENSES
--------------------------------------------------------------------------------


Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2005 and held through December 31, 2005.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                    BEGINNING ACCOUNT VALUE      ENDING ACCOUNT VALUE       EXPENSES PAID DURING PERIOD*
                                          JUNE 30, 2005            DECEMBER 31, 2005       JULY 1, 2005-DECEMBER 31, 2005
                                    -------------------------------------------------------------------------------------
JOHNSON GROWTH FUND
Actual                                      $1,000.00                  $1,040.73                        $4.95
Hypothetical                                $1,000.00                  $1,020.42                        $4.84

JOHNSON OPPORTUNITY FUND
Actual                                      $1,000.00                  $1,085.24                        $5.01
Hypothetical                                $1,000.00                  $1,020.42                        $4.84

JOHNSON REALTY FUND
Actual                                      $1,000.00                  $1,056.72                        $4.93
Hypothetical                                $1,000.00                  $1,020.42                        $4.84

JOHNSON FIXED INCOME FUND
Actual                                      $1,000.00                  $1,001.76                        $4.26
Hypothetical                                $1,000.00                  $1,020.92                        $4.33

JOHNSON MUNICIPAL INCOME FUND
Actual                                      $1,000.00                  $1,004.23                        $3.27
Hypothetical                                $1,000.00                  $1,021.93                        $3.31

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Growth, Opportunity and Realty Funds, the expense ratio is 0.95%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.


--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


PROXY DISCLOSURE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30, are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.


AVAILABILITY OF SCHEDULES OF PORTFOLIO INVESTMENTS:

Schedules of Portfolio Investments for periods ending March 31, 2005 and September 30, 2005 are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund's documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.


CODE OF ETHICS

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

         Johnson Mutual Funds
         3777 West Fork Road
         Cincinnati OH 45247


--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To The Shareholders and
Board of Trustees
Johnson Mutual Funds Trust


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Growth Fund, Opportunity Fund, Realty Fund, Fixed Income Fund, and the Municipal Income Fund (the "Funds"), five of the portfolios constituting the Johnson Mutual Funds Trust, as of December 31, 2005, and the related statements of operations for the year then ended and, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2004 were audited by McCurdy & Associates, CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the Funds' custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Fund, Opportunity Fund, Realty Fund, Fixed Income Fund, and Municipal Income Fund, of the Johnson Mutual Funds Trust as of December 31, 2005, the results of their operations for the period then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Cohen McCurdy, Ltd.
Westlake, Ohio
February 22, 2006


--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS                                                (UNAUDITED)
--------------------------------------------------------------------------------

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be "interested persons" of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds' Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

------------------------------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL
                                                                      OCCUPATION               NUMBER OF          OTHER
    NAME, ADDRESS         CURRENT POSITION      YEAR SERVICED           DURING                PORTFOLIOS       DIRECTORSHIPS
        AND AGE            HELD WITH TRUST        COMMENCED         PAST FIVE YEARS            OVERSEEN            HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Timothy E. Johnson (63)     President and        Since 1992      President and Director of         13         Director, Kendle
3777 West Fork Road            Trustee                           Johnson Investment Counsel,                  International, Inc.
Cincinnati, Ohio 45247                                           Inc., the Trust's Adviser, and
                                                                 Professor Finance at the
                                                                 University of Cincinnati

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
John W. Craig (71)             Trustee           Since 1992      Retired Director of Corporate     13         None
3777 West Fork Road                                              Affairs, R. A. Jones and
Cincinnati, Ohio 45247                                           Co., Inc.

Ronald H. McSwain (63)         Trustee           Since 1992      President of McSwain Carpets,     13         None
3777 West Fork Road                                              Inc. until 2001; partner of
Cincinnati, Ohio 45247                                           P&R Realty, a real estate
                                                                 development partnership
                                                                 since 1984

Kenneth S. Shull (76)          Trustee           Since 1992      Retired plant engineer at         13         None
3777 West Fork Road                                              The Procter & Gamble
Cincinnati, Ohio 45247                                           Company

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Dale H. Coates (47)        Vice President        Since 1992      Portfolio Manager of the          N/A        N/A
3777 West Fork Road                                              Trust's Adviser
Cincinnati, Ohio 45247

Marc E. Figgins (41)       Chief Financial       Since 2002      Mutual Funds Manager for          NA         NA
3777 West Fork Road          Officer and                         Johnson Financial, Inc.
Cincinnati, Ohio 45247        Treasurer                          since July 2001, Director of
                                                                 BISYS Fund Services from
                                                                 January 2001 to July 2001,
                                                                 Mutual Funds Manager at
                                                                 McDonald Investments
                                                                 from 1991 to 2000

Scott J. Bischoff (39)    Chief Compliance       Since 2005      Director of Operations            NA         NA
3777 West Fork Road            Officer                           of the Trust's Adviser
Cincinnati, Ohio 45247
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                    Timothy E. Johnson     Trustee, President
                         John W. Craig     Independent Trustee
                     Ronald H. McSwain     Independent Trustee
                      Kenneth S. Shull     Independent Trustee

                        Dale H. Coates     Vice President, Secretary
                     Scott J. Bischoff     Chief Compliance Officer
                       Marc E. Figgins     CFO, Treasurer


                       TRANSFER AGENT AND FUND ACCOUNTANT
                             Johnson Financial, Inc.
                               3777 West Fork Road
                             Cincinnati, Ohio 45247
                          (513) 661-3100 (800) 541-0170


                                    CUSTODIAN
                               National City Bank
                            Three East Fourth Street
                             Cincinnati, Ohio 45202

                                    AUDITORS
                               Cohen McCurdy, Ltd.
                        800 Westpoint Parkway, Suite 1100
                              Westlake, Ohio 44145

                                  LEGAL COUNSEL
                               Thompson Hine, LLP
                          312 Walnut Street, 14th Floor
                             Cincinnati, Ohio 45202

--------------------------------------------------------------------------------
 This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

                                                Investment Company Act #811-7254
--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

     (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

     (3)  Compliance with applicable governmental laws, rules, and regulations;

     (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

     (5)  Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(f) The registrant has elected to comply with this item 2(f) by stating in the shareholder report that the Code is available on request without charge, and an explanation of how to request a copy.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a)      AUDIT FEES

         FY 2004           $       45,100.00
            ----             ---------------
         FY 2005           $       61,125.00
            ----             ---------------



(b) AUDIT-RELATED FEES - Not applicable.

(c)      TAX FEES

         FY 2004           $        8,480.00
            ----             ---------------
         FY 2005           $       10,300.00
            ----             ---------------


(d)      ALL OTHER FEES

                           Registrant                     Adviser


         FY 2004           $ 0.00                         $ 1,097.00
            ----            -------                        ---------------
         FY 2005           $ 0.00                         $     0.00
            ----            --------                       ---------------

         Nature of the fees: The auditor reviewed, for Johnson Mutual Funds the Semi-Annual report prior to filing with the SEC. The auditor reviewed, for Johnson Investment Counsel, Inc. the safe deposit box and discretionary accounts of the adviser.

(e)      (1)      AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

                  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Registrant's audit committee has established a practice of requiring specific pre-approval of audit and non-audit services on an engagement-by-engagement basis.

          (2)     PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

 (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                           Registrant                     Adviser

         FY 2004           $ 4,290.00                     $ 1,097.00
            ----             ---------------                ---------------
         FY 2005           $     0.00                     $     0.00
            ----             ---------------                ---------------

(h) not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable - schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END FUNDS.

NOT APPLICABLE.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees."

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of February 17, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3) Not applicable

(b) Certifications required by Rule 30a-2(b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust


By:  /s/Timothy E. Johnson
     ---------------------
Timothy E. Johnson, President
Date March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/Timothy E. Johnson
     ---------------------
Timothy E. Johnson, President
Date March 2, 2006


By:  /s/ Marc E. Figgins
     -------------------
Marc E. Figgins, Treasurer
Date March 2, 2006

* Print the name and title of each signing officer under his or her signature.